UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21317

Stadion Investment Trust

(Exact name of registrant as specified in charter)

1061 Cliff Dawson Road, Watkinsville, Georgia  30677

(Address of principal executive offices)(Zip code)

Edward Corrao, Esq.
ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203

(Name and address of agent for service)

Registrant's telephone number, including area code: (706) 583-5207

Date of fiscal year end: May 31, 2017

Date of reporting period: June 1, 2016 through May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT
May 31, 2017

STADION TACTICAL GROWTH FUND
STADION TACTICAL DEFENSIVE FUND
STADION TRILOGY ALTERNATIVE RETURN FUND
STADION ALTERNATIVE INCOME FUND

TABLE OF CONTENTS

Letter to Shareholders	1
Performance Information	5
Disclosure of Fund Expenses	13
Schedules of Investments	15
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	54
Additional Information	55
Board of Trustees and Executive Officers	56
Approval of Investment Advisory Agreements	58

Stadion Investment Trust	Letter to Shareholders

May 31, 2017 (Unaudited)

Dear Stadion Shareholder,

We are pleased to present Stadion Funds’ Annual Report through May 31, 2017, including an overview and discussion of market conditions intended to add context to the purpose and results of our investment approach.

12 Month Equity Market Overview:

After a rocky start to the year, equity prices rallied strongly to new all‐time highs. The market began this 12 month period quickly experiencing a 5% drawdown following the June 23, 2016 vote of the United Kingdom to leave the European Union (BREXIT). The repercussions on global growth and political uncertainties resulted in immediate equities losses. The MSCI Europe IMI Index shed nearly 14% in U.S. Dollar terms. However, sentiment quickly changed from pessimism to optimism as doubts arose about the U.K. actually exiting the European Union. There was also hope that global central banks would keep monetary policies loose, providing additional liquidity to stabilize markets.

By August, U.S. equities had recovered their losses and began a steady march higher as investor attention focused on the U. S. presidential election. The surprising win of Donald J. Trump and his pro‐growth policies set the course for higher equity prices and low volatility for the balance of the year.

The market was able to overcome hiccups along the way. The Federal Reserve Bank raised short term interest rates twice and began internal discussions of shrinking the $4.5 trillion balance sheet. The new administration stumbled numerous times with domestic and foreign policies. This left investors pondering whether the President can actually implement his campaign promises to stimulate economic growth. Even with this, the underlying bullish tone had been established.

For the year ending May 31, 2017, using the S&P 500 Index as a benchmark, equity prices spiked 17.47% on a total return basis. The NASDAQ Composite, led by mega cap technology, performed well during these twelve months—up 26.75%. The international markets experienced similar gains. The MSCI EAFE Index added 17% and the MSCI Emerging Market Index gained 27.88%.

12 Month Bond Market Overview:

This past year has been a tale of two halves in the bond market, with one presidential sized move in the middle. The ten‐year Treasury rate started June 2016 with a rather sharp move lower from about 1.8% to about 1.4%. However, from the beginning of July through early November, rates moved higher and fully recaptured this move. In mid‐November, there was a Trump‐fueled spike up; the 10‐year went from 1.8% to 2.2% in a matter of days. From there through May 31st, the ten‐year essentially traded sideways, ebbing and flowing in the 2.2% ‐ 2.6% range, eventually closing at the bottom side of the range. Most of the treasury curve experienced a similar overall move higher of approximately 40 basis points (“bp”) except the long end, which only moved about 20bp higher. Additionally, the shortest end of the curve had a bit more upward vs. sideways trajectory after President Trump was elected. Post‐election we saw curve flattening, which offset previous steepening. While rates saw a couple different environments in the past year, investment grade and high yield corporate spreads have been tightening steadily throughout the year. Investment grade spreads have moved about 0.4% lower (+1.5% to +1.1%). The move in high yield has been a bit more dramatic, with spreads moving closer to a full 2% lower (+5.6% to +3.6%).

Stadion’s Two Tactical Equity Portfolios

Stadion’s tactical equity portfolios provide market exposure along with varying degrees of risk management. Tactical Growth Fund (“Growth Fund”) offers growth orientation with a defensive bias in its holdings. Stadion’s Tactical Defensive Fund (“Defensive Fund”) seeks market exposure but will reduce equity exposure to manage risk. On April 27th, 2017 the Stadion Managed Risk 100 Fund was merged into the Defensive Fund.

Stadion’s Two Alternative Portfolios

Stadion’s Trilogy Alternative Return Fund (“Trilogy Fund”) is an absolute return strategy designed to be market‐direction agnostic over the course of a year. Stadion’s Alternative Income Fund (“Alternative Fund”) seeks to generate income from both traditional and non‐traditional assets outside of typical fixed income markets.

Stadion Tactical Growth Fund

The Growth Fund follows a rules‐based, disciplined, proprietary model that quantitatively ranks—according to risk‐adjusted return—all actively traded Exchange Traded Funds (“ETFs”) that pass our initial fundamental review. The Tactical Growth Fund purchases and/or holds ETFs that show strength in the model, while those showing weakness are sold or simply not considered for purchase. The goal of the Growth Fund’s investment process is to produce long‐term market‐like returns with below‐market risk exposure. What differentiates the risk management of the Growth Fund from the Defensive Fund is that the Growth Fund’s model intends to allocate a portion of the portfolio among defensive and non‐correlated assets during turbulent times (instead of exiting to cash) to reduce market exposure.

Annual Report | May 31, 2017	1

Stadion Investment Trust	Letter to Shareholders

May 31, 2017 (Unaudited)

For the year ended May 31, 2017, the Growth Fund – Class A returned +12.48% excluding the impact of the 5.75% sales load. This is compared to the Morningstar Moderately Aggressive Target Risk index at +14.91% and the S&P 500 index at +17.47%. For the period, the Growth Fund averaged a 72% Correlated (U.S. Equity) and 28% Non‐Correlated position (including non‐U.S., Commodity, and Fixed Income positions). While there was some rotation in this exposure, the overall split did not deviate significantly during the period. The equity performance within the fund performed in line with the S&P 500, with Small Cap and Growth outperformance being offset by sector‐specific timing. Hence, the performance deviation from the S&P 500 was entirely due to the non‐correlated position. A better performance comparison would be against the aforementioned Morningstar index which had an approximate 80% equity / 20% fixed or non‐correlated asset allocation during this time period. Compared to this index, the largest positive contributor was an overweight to Small vs. Mid Cap equities. The largest negative contributor was an overweight by the Growth Fund to U.S. Sectors vs. Emerging Market Equities, as early period volatility in the asset class precluded it from rising in the ranking process despite strong performance. Exposure to U.S. Sectors was added towards the end of the period after rising in our rankings.

Stadion Tactical Defensive Fund

The Defensive Fund seeks to focus on both longer term cyclical trends and shorter term intermediate trends to balance safety and return. One half of the portfolio is governed by the Long Term Cyclical Trend (LTCT) measure and the other by the more safety conscious, intermediate term Dynamic Trend (DT) measure.

During the year ended May 31, 2017, the Defensive Fund’s Class A shares gained 13.54%, excluding the impact of the 5.75% sales load, while the S&P 500 Index returned +17.47%, and the Morningstar Tactical Allocation Category benchmark gained 9.47%.

Both the LTCT and the DT measures had the Tactical Defensive Fund fully invested to begin the period. Soon thereafter, the DT measures began to identify increasing risk levels heading into the U.K. vote to leave the European Union. This portion of the portfolio was in its most defensive position of holding cash equivalents by the actual vote. Market sentiment quickly changed from pessimism to optimism in hopes that central banks would keep monetary policies loose and provide liquidity to stabilize markets. In early July, this portion of the portfolio was back to being fully invested and was able to participate in equity gains as the market reached new all‐time highs. After reaching all‐time highs, the market drifted sideways to lower heading into the U.S. presidential election. The DT measure again identified increased risk levels in the market and signaled that we take defensive positons in this portion of the portfolio. These measures helped avoid much of the volatility surrounding the election. Following the Trump win and reduced volatility, the shorter term risk measures improved and the strategy was back to a fully invested positon. Through this volatile period the LTCT stayed fully invested, capturing most of the markets gains.

From December through March the market experienced clearly defined short and long term trends and the fund was able to track closely to the S&P 500. The 12% rally was coming into question by mid‐March. The new President’s honeymoon came to an end when Republican leaders pulled President Trump’s plan to repeal Obamacare; Mr. Trump could not gather enough support from Republicans or Democrats to ensure the plan’s passage. At the same time, geopolitical risks were increasing with air strikes in Syria and increasing tensions with North Korea and Russia. Investors’ worries were reflected in a period from March to May of sideway trading that included a 3% decline in the market. The increased volatility and weak short term trends resulted in an increase in defensive holdings in DT portion of the portfolio for about two weeks. After the brief blip in weakness, the rally resumed with markets finishing the year ended May 31, 2017 at record highs with the Defensive Fund fully invested.

We believe the Defensive Fund performed well versus the major market indexes while maintaining a defensive approach.

Stadion Trilogy Alternative Return Fund

The Alternative Fund’s multi‐strategy portfolio intends to generate total returns regardless of market conditions by emphasizing lower risk and volatility than U.S. equities. The Alternative Fund’s equity, income and trend components are designed for two of the three to find favor in a given year. For the year ended May 31st, 2017, Alternative Fund Class A returned +7.37% excluding the impact of the 5.75% sales load, while the HFRX Absolute Return Index was up +1.65% and the Morningstar Multi‐Alternative Category returned +3.77%. The Alternative Fund’s large cap equities benefitted from a market rally while not keeping pace with the S&P 500 as expected during a strong rally. The Alternative Fund’s fixed income holdings rose slightly more than the Barclays Capital US Aggregate Bond Index’s +1.58%, due to the Alternative Fund’s shorter duration and slightly higher spread. The Alternative Fund’s option strategies were both a tailwind and a headwind for the year. With a strong equity rally for the year, the Alternative Fund's protective collar limited performance for the year. With the strong equity rally, the market movement option positions benefitted over the year. The short dated option writing portion of the fund was positive for the year on the back of a slow move higher for equities. Typically, short dated option selling strategies suffer in a strong equity rally like the one seen over the past year.

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Stadion Investment Trust	Letter to Shareholders

May 31, 2017 (Unaudited)

Stadion Alternative Income Fund

The Income Fund seeks to generate income and absolute return while avoiding potential risks associated with many income‐focused strategies. The Income Fund seeks dividends from equities while utilizing a market collar options strategy to limit equity risk. The fund also sells short term options in a risk controlled manner to try to generate premium income from alternative sources. For the year ended May 31st, 2017, the Income Fund Class A returned ‐.40% excluding the impact of the 5.75% sales load, while the Barclays Capital US Aggregate Bond Index gained +1.58% and the Morningstar Option Writing Category was up 6.88%. The diversified income approach suffered a bit given the strong equity rally for the year. A combination of factors including dividend stock underperformance, and losses from writing short dated options driven by a strong equity rally caused the fund not to deliver a positive return for the year.

Stadion Observations and Market Outlook

U.S. Equity markets continue to march higher with abnormally low daily price volatility. While valuations are still elevated, the technical picture of the U.S. equity market remains healthy. Emerging International markets have gained much anticipated momentum as well. In the U.S., the growth trade that was fueled by expectations following the election is beginning to show some signs of weakening. At the same time, Federal Reserve policy is becoming less accommodative as the Federal Reserve looks to methodically increase the Fed Funds rate, and will look to begin to unwind its $4.5 trillion balance sheet.

Recent history notwithstanding, as the Federal Reserve continues its policy tightening, we expect to see some price volatility creep back into the market. However, this is precisely why we avoid market predictions. No one knows for sure if the market will continue on its historic run to repeated new highs, or if policy tightening combined with a perceived failure of growth policies might result in the bond and equity markets giving back some or most of the recent gains. We prefer to rely on our defined investment processes designed to work over market cycles. We maintain our investing discipline in an effort to help you reach your long term investing goals.

Thank you for entrusting your “serious money” to Stadion. Please contact us with any questions you may have.

Sincerely,
Stadion Money Management

Brad Thompson, CFA
Chief Investment Officer

The views in this report were those of the Funds’ investment adviser as of the date of this Report and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice.

Investment in the Funds are subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since the Funds are a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Derivative instruments can be volatile and the potential loss to the Funds may exceed the Funds’ initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The Funds could also experience losses if they are unable to close out a position because the market for an instrument or position is or becomes illiquid.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

An Option Collar is a protective options strategy that is implemented after a long position in a stock has experienced substantial gains. It is created by purchasing an out of the money put option while simultaneously writing an out of the money call option.

The Funds’ foreign investments generally carry more risks than funds that invest strictly in U.S. assets, including currency risk, geographic risk, and emerging market risk. Risks can also result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. More information about these risks and other risks can be found in the Funds’ prospectus.

Annual Report | May 31, 2017	3

Stadion Investment Trust	Letter to Shareholders

May 31, 2017 (Unaudited)

Barclays Capital US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI Europe Investable Market Index (IMI) captures large, mid and small cap representation across 15 Developed Markets countries in Europe (Developed Markets countries in Europe include: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the UK). With 1,388 constituents, the index covers approximately 99% of the free float-adjusted market capitalization across the Developed Markets countries of Europe

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80 global equity exposure.

The Morningstar Multi-Alternative Category is a benchmark created and published by Morningstar and defines Alternative as “Alternative funds may take short positions or invest in currencies, derivatives, or other instruments.”

The Morningstar Tactical Allocation Category is a benchmark created and published by Morningstar and is defined as “Portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes.”

The Morningstar Option Writing Category is a benchmark created and published by Morningstar and is defined as “portfolios [that] use options as a significant and consistent part of their overall investment strategy. Trading options may introduce asymmetric return properties to an equity investment portfolio. These investments may use a variety of strategies, including but not limited to: put writing, covered call writing, option spread, options-based hedged equity, and collar strategies. In addition, option writing funds may seek to generate a portion of their returns, either indirectly or directly, from the volatility risk premium associated with options trading strategies.”

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

Nasdaq Composite Index is a stock market index of common stocks and similar securities listed on the Nasdaq stock market. It is highly followed in the U.S. as an indicator of the performance of technology and growth company stocks.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index.

One may not invest directly in an index, which is unmanaged and does not incur fees, expenses or taxes.

Correlation is a measure of how investments move in relation to one another. A correlation of 1 means the two asset classes move exactly in line with each other, while a correlation of -1 means they move in the exact opposite direction.

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Stadion Tactical Growth Fund	Performance Information

May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Growth Fund(a), the Morningstar Moderately Aggressive Target Risk Index and the S&P 500® Total Return Index

Average Annual Total Returns(b)(c) (for periods ended May 31, 2017)

	1 Year	5 Year	10 Year	Since Inception
Stadion Tactical Growth Fund ‐ A ‐ NAV	12.48%	8.46%	6.06%	6.42%
Stadion Tactical Growth Fund ‐ A ‐ POP	6.00%	7.19%	5.43%	5.94%
Stadion Tactical Growth Fund ‐ C ‐ NAV	11.64%	7.65%	5.26%	5.62%
Stadion Tactical Growth Fund ‐ C ‐ CDSC	10.64%	7.65%	5.26%	5.62%
Stadion Tactical Growth Fund ‐ I ‐ NAV	12.79%	8.74%	6.33%	6.69%
Morningstar Moderately Aggressive Target Risk Index(d)	14.91%	10.36%	5.32%	7.51%(e)
S&P 500® Total Return Index	17.47%	15.42%	6.94%	8.32%(e)

(a)
The line graph above represents performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in different classes.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
The performance shown includes that of the predecessor Fund, the ETF Market Opportunity Fund, a series of Aviemore Trust, which was reorganized into the Fund, as of the close of business on March 29, 2013. Class I, Class A and C shares of the Fund commenced operations on May 3, 2004, April 1, 2013 and April 1, 2013, respectively. The performance shown for Class A and C shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares respectively and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

(d)
Effective September 28, 2016, the Morningstar Moderately Aggressive Target Risk Index replaced the S&P® 500 Total Return Index as the Fund’s benchmark. The Morningstar Moderately Aggressive Target Risk Index was selected as it more closely aligns to the Stadion Tactical Growth Fund’s strategies.

(e)	Represents the period from May 3, 2004 (date of original public offering of Class I shares) through May 31, 2017.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2017	5

Stadion Tactical Growth Fund	Performance Information

May 31, 2017 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 1.94%, 2.72% and 1.72%, respectively. The Fund’s investment adviser, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.30% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2018.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased share are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% global equity exposure.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

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Stadion Tactical Defensive Fund	Performance Information

May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Defensive Fund(a), the S&P 500® Total Return Index and the 80% S&P 500® and 20% Barclays Capital US Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2017)

	1 Year	5 Year	10 Year	Since Inception(c)
Stadion Tactical Defensive Fund ‐ A ‐ NAV	13.54%	5.96%	2.37%	3.60%
Stadion Tactical Defensive Fund ‐ A ‐ POP	6.97%	4.72%	1.77%	3.03%
Stadion Tactical Defensive Fund ‐ C ‐ NAV	12.69%	5.13%	1.57%	2.79%
Stadion Tactical Defensive Fund ‐ C ‐ CDSC	11.69%	5.13%	1.57%	2.79%
Stadion Tactical Defensive Fund ‐ I ‐ NAV	13.80%	6.19%	2.58%	3.81%
S&P 500® Total Return Index	17.47%	15.42%	6.94%	8.08%(d)
80% S&P 500® and 20% Barclays Capital US Aggregate Bond Index	14.16%	12.75%	6.64%	7.55%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
Class A, Class C and I shares of the Fund commenced operations on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares respectively and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

(d)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2017.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2017	7

Stadion Tactical Defensive Fund	Performance Information

May 31, 2017 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.22%, 2.99% and 2.02%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2018.

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

Barclays Capital US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

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Stadion Trilogy Alternative Return Fund	Performance Information

May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Trilogy Alternative Return Fund(a), the HFRX Absolute Return Index and the Barclays Capital US Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2017)

	1 Year	5 Year	Since Inception(c)
Stadion Trilogy Alternative Return Fund ‐ A ‐ NAV	7.37%	3.36%	2.95%
Stadion Trilogy Alternative Return Fund ‐ A ‐ POP	1.19%	2.15%	1.78%
Stadion Trilogy Alternative Return Fund ‐ C ‐ NAV	6.46%	2.56%	2.18%
Stadion Trilogy Alternative Return Fund ‐ C ‐ CDSC	5.46%	2.56%	2.18%
Stadion Trilogy Alternative Return Fund ‐ I ‐ NAV	7.53%	3.58%	3.18%
HFRX Absolute Return Index	1.65%	1.92%	1.78%(d)
Barclays Capital US Aggregate Bond Index	1.58%	2.24%	2.55%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 04/02/12; Class C inception: 04/02/12; Class I inception: 04/02/12.
(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2017.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 1.97%, 2.75% and 1.76%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments,  if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2018.

Annual Report | May 31, 2017	9

Stadion Trilogy Alternative Return Fund	Performance Information

May 31, 2017 (Unaudited)

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund  industry performance.

Barclays Capital US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

10	www.stadionfunds.com

Stadion Alternative Income Fund	Performance Information

May 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Alternative Income Fund(a) and the Barclays Capital US Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2017)

	1 Year	Since Inception(c)
Stadion Alternative Income Fund ‐ A ‐ NAV	‐0.40%	1.37%
Stadion Alternative Income Fund ‐ A ‐ POP	‐6.13%	0.01%
Stadion Alternative Income Fund ‐ C ‐ NAV	‐1.15%	0.61%
Stadion Alternative Income Fund ‐ C ‐ CDSC	‐2.12%	0.61%
Stadion Alternative Income Fund ‐ I ‐ NAV	‐0.17%	1.62%
Barclays Capital US Aggregate Bond Index	1.58%	2.12%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
Class A inception: 12/31/12; Class C inception: 8/7/15; Class I inception: 2/14/13. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and Class I shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class C and Class I shares of the Fund had been available prior to August 7, 2015 and February 14, 2013, respectively, the performance shown may have been different.

(d)	Represents the period from December 31, 2012 (date of original public offering of Class A shares) through May 31, 2017.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 1.74%, 2.19% and 1.30%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments,  if any, under a Rule 12b-1 Distribution Plan) in excess of 1.15% of the  average daily net assets for Class A, Class C and Class I, until at least October 1, 2018.

Annual Report | May 31, 2017	11

Stadion Alternative Income Fund	Performance Information

May 31, 2017 (Unaudited)

POP, the “Public Offering Price” (which reflects sales loads), and NAV, the “Net Asset Value” price (which does not reflect sales loads), are terms used to describe what share price was applied to Class A shares at the time of purchase. For additional information please consult the  Fund’s Prospectus.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

12	www.stadionfunds.com

Stadion Investment Trust	Disclosure of Fund Expenses

May 31, 2017 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front‐end and contingent deferred sales loads; and (2) ongoing costs, including management fees, distribution (12b‐1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual funds’ ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi‐annual period (December 1, 2016) and held until the end of the period (May 31, 2017).

The tables that follow illustrate the Funds’ costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expense Ratio(a)	Expenses Paid During period 12/1/16 - 5/31/17(b)
Stadion Tactical Growth Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,044.50	1.55%	$7.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.20	1.55%	$7.80
Stadion Tactical Growth Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$1,040.70	2.30%	$11.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.46	2.30%	$11.55
Stadion Tactical Growth Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,046.10	1.30%	$6.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.45	1.30%	$6.54
Stadion Tactical Defensive Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,085.40	1.93%	$10.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.31	1.93%	$9.70
Stadion Tactical Defensive Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$1,080.50	2.70%	$14.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.47	2.70%	$13.54
Stadion Tactical Defensive Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,085.80	1.70%	$8.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

Annual Report | May 31, 2017	13

Stadion Investment Trust	Disclosure of Fund Expenses

May 31, 2017 (Unaudited)

	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expense Ratio(a)	Expenses Paid During period 12/1/16 - 5/31/17(b)
Stadion Trilogy Alternative Return Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,024.60	1.83%	$9.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.81	1.83%	$9.20
Stadion Trilogy Alternative Return Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$1,020.30	2.61%	$13.15
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.92	2.61%	$13.09
Stadion Trilogy Alternative Return Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,025.00	1.63%	$8.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.80	1.63%	$8.20
Stadion Alternative Income Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$985.40	1.40%	$6.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	1.40%	$7.04
Stadion Alternative Income Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$982.00	2.15%	$10.62
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.21	2.15%	$10.80
Stadion Alternative Income Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$985.90	1.15%	$5.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.15%	$5.79

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182/365).

14	www.stadionfunds.com

Stadion Tactical Growth Fund	Schedule of Investments

 May 31, 2017

EXCHANGE‐TRADED FUNDS ‐ 97.23%	Shares	Value
Consumer Staples Select Sector SPDR® Fund	337,720	$19,128,461
iShares® Core S&P® Small‐Cap ETF	404,140	27,614,886
iShares® iBoxx® $ Investment Grade Corporate Bond ETF	159,130	19,135,383
iShares® MSCI Eurozone ETF	456,460	18,797,023
iShares® MSCI India ETF	596,780	19,425,189
iShares® Russell 2000® ETF	203,050	27,679,776
PIMCO Enhanced Short Maturity Active ETF	334,299	33,998,208
PowerShares® QQQ Trust, Series 1	377,937	53,398,719
Real Estate Select Sector SPDR® Fund	591,540	18,846,464
SPDR® S&P 500® ETF Trust	236,260	57,042,614
SPDR® S&P® Bank ETF	453,360	18,646,697
Vanguard® Growth ETF	448,291	57,345,385

TOTAL EXCHANGE‐TRADED FUNDS (Cost $331,064,608)		371,058,805

MONEY MARKET FUNDS ‐ 2.78%	Shares	Value
Morgan Stanley Institutional Liquidity Fund ‐ Government Portfolio, 0.664%, 7‐day effective yield	10,623,846	$10,623,846

TOTAL MONEY MARKET FUNDS (Cost $10,623,846)		10,623,846

Total Investments, at Value ‐ 100.01% (Cost $341,688,454)		381,682,651

Liabilities in Excess of Other Assets ‐ (0.01)%		(57,102)

Net Assets ‐ 100.00%		$381,625,549

See Notes to Financial Statements.

Annual Report | May 31, 2017	15

Stadion Tactical Defensive Fund	Schedule of Investments

May 31, 2017

EXCHANGE‐TRADED FUNDS ‐ 98.18%	Shares	Value
First Trust NASDAQ‐100® Equal Weighted Index Fund	298,890	$16,193,860
iShares® Currency Hedged MSCI EAFE ETF	376,960	10,758,438
iShares® Russell 2000® ETF	156,720	21,364,071
PowerShares® QQQ Trust, Series 1	76,140	10,757,821
SPDR® S&P 500® ETF Trust	155,990	37,662,226
SPDR® S&P MidCap 400® ETF Trust	27,720	8,686,616

TOTAL EXCHANGE‐TRADED FUNDS (Cost $100,736,208)		105,423,032

MONEY MARKET FUNDS ‐ 0.94%	Shares	Value
Morgan Stanley Institutional Liquidity Fund ‐ Government Portfolio, 0.664%, 7‐day effective yield	1,006,292	$1,006,292

TOTAL MONEY MARKET FUNDS (Cost $1,006,292)		1,006,292

Total Investments, at Value ‐ 99.12% (Cost $101,742,500)		106,429,324

Other Assets in Excess of Liabilities ‐ 0.88%		945,092

Net Assets ‐ 100.00%		$107,374,416

See Notes to Financial Statements.

16	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2017

COMMON STOCKS ‐ 46.34%	Shares	Value
Consumer Discretionary ‐ 3.73%
Distributors ‐ 1.19%
Genuine Parts Co.(a)	13,559	$1,255,835

Hotels, Restaurants & Leisure ‐ 1.33%
McDonald's Corp.(a)	9,247	1,395,280

Household Durables ‐ 1.21%
Garmin Ltd.(a)	24,405	1,270,036

Consumer Staples ‐ 6.96%
Food & Staples Retailing ‐ 2.47%
Sysco Corp.(a)	23,219	1,266,829
Wal‐mart Stores, Inc.(a)	16,919	1,329,833
		2,596,662

Food Products ‐ 3.36%
Archer‐Daniels‐Midland Co.(a)	27,196	1,130,810
General Mills, Inc.(a)	21,045	1,194,093
Kellogg Co.(a)	16,746	1,199,014
		3,523,917

Household Products ‐ 1.13%
Procter & Gamble Co.(a)	13,450	1,184,810

Energy ‐ 2.11%
Energy Equipment & Services ‐ 1.01%
Schlumberger Ltd.(a)	15,281	1,063,405

Oil, Gas & Consumable Fuels ‐ 1.10%
Chevron Corp.(a)	11,158	1,154,630

Financials ‐ 5.75%
Banks ‐ 4.56%
BB&T Corp.(a)	28,156	1,172,697
Fifth Third Bancorp(a)	50,032	1,187,760
US Bancorp(a)	24,088	1,225,838
Wells Fargo & Co.(a)	23,475	1,200,512
		4,786,807

Insurance ‐ 1.19%
Aflac, Inc.(a)	16,560	1,248,293

Health Care ‐ 4.69%
Health Care Equipment & Supplies ‐ 1.24%
Abbott Laboratories(a)	28,546	1,303,410

Pharmaceuticals ‐ 3.45%
Eli Lilly & Co.(a)	14,077	1,120,107
Johnson & Johnson(a)	9,684	1,241,973
Merck & Co., Inc.(a)	19,275	1,254,995
		3,617,075

Annual Report | May 31, 2017	17

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2017

COMMON STOCKS ‐ 46.34% (continued)	Shares	Value
Industrials ‐ 7.99%
Aerospace & Defense ‐ 2.46%
Lockheed Martin Corp.(a)	4,511	$1,268,177
United Technologies Corp.(a)	10,807	1,310,673
		2,578,850

Commercial Services & Supplies ‐ 1.17%
Waste Management, Inc.(a)	16,808	1,225,471

Electrical Equipment ‐ 1.17%
Emerson Electric Co.(a)	20,725	1,225,262

Industrial Conglomerates ‐ 1.06%
General Electric Co.(a)	40,847	1,118,391

Machinery ‐ 1.24%
Illinois Tool Works, Inc.(a)	9,262	1,307,980

Trading Companies & Distributors ‐ 0.89%
WW Grainger, Inc.(a)	5,412	932,379

Information Technology ‐ 5.72%
Communications Equipment ‐ 2.29%
Cisco Systems, Inc.(a)	37,206	1,173,105
Harris Corp.(a)	10,992	1,232,863
		2,405,968

IT Services ‐ 2.19%
Automatic Data Processing, Inc.(a)	11,858	1,213,903
International Business Machines Corp.(a)	7,123	1,087,184
		2,301,087

Software ‐ 1.24%
Microsoft Corp.(a)	18,606	1,299,443

Materials ‐ 2.39%
Chemicals ‐ 1.17%
Dow Chemical Co.(a)	19,769	1,224,887

Containers & Packaging ‐ 1.22%
International Paper Co.(a)	24,282	1,284,032

Real Estate ‐ 1.12%
Equity Real Estate Investment Trusts (REITs) ‐ 1.12%
Weyerhaeuser Co.(a)	35,533	1,171,168

Telecommunication Services ‐ 1.10%
Diversified Telecommunication Services ‐ 1.10%
AT&T, Inc.(a)	29,886	1,151,508

Utilities ‐ 4.78%
Electric Utilities ‐ 2.38%
Eversource Energy(a)	20,291	1,259,462
Southern Co.(a)	24,445	1,237,162
		2,496,624

18	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2017

COMMON STOCKS ‐ 46.34% (continued)	Shares	Value
Utilities ‐ 4.78% (continued) Gas Utilities ‐ 1.21%
National Fuel Gas Co.(a)	22,396	$1,271,197

Multi‐Utilities ‐ 1.19%
Dominion Energy, Inc.(a)	15,538	1,255,004

TOTAL COMMON STOCKS (Cost $38,613,273)		48,649,411

EXCHANGE‐TRADED FUNDS ‐ 42.40%	Shares	Value
iShares® 1‐3 Year Credit Bond ETF(a)	82,011	$8,644,779
iShares® 10+ Year Credit Bond ETF(a)	61,020	3,726,491
iShares® iBoxx® $ Investment Grade Corporate Bond ETF(a)	40,710	4,895,377
iShares® Intermediate Credit Bond ETF(a)	44,929	4,943,089
iShares® MBS ETF(a)	92,021	9,875,694
VanEck Vectors™ Fallen Angel High Yield Bond ETF(a)	167,900	4,993,346
Vanguard® Intermediate‐Term Government Bond ETF(a)	114,165	7,425,292

TOTAL EXCHANGE‐TRADED FUNDS (Cost $44,046,618)		44,504,068

OPEN‐END FUNDS ‐ 4.70%	Shares	Value
AllianzGI Short Duration High Income Fund, Institutional Shares	324,334	$4,936,370

TOTAL OPEN‐END FUNDS (Cost $4,986,066)		4,936,370

PURCHASED OPTION CONTRACTS ‐ 8.09%	Expiration Date	Strike Price	Contracts	Value
Call Option Contracts ‐ 4.96% S&P 500® Index:
	06/02/2017	$2,450	50	$500
	06/09/2017	2,475	50	500
	06/16/2017	2,475	50	3,125
	06/23/2017	2,475	50	5,625
	06/30/2017	2,475	50	8,625
	07/07/2017	2,500	50	5,125
	12/21/2018	2,150	30	1,037,700
	12/21/2018	2,200	60	1,859,100
	12/21/2018	2,250	60	1,652,100
	12/21/2018	2,350	30	632,550
				5,204,950
Put Option Contracts ‐ 3.13%
IPATH S&P 500® VIX Short‐Term Futures ETN:
	09/15/2017	13	2,000	317,000
	09/15/2017	14	2,000	453,000
	09/15/2017	15	1,600	482,400

Annual Report | May 31, 2017	19

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2017

PURCHASED OPTION CONTRACTS ‐ 8.09% (continued)	Expiration Date	Strike Price	Contracts	Value
Put Option Contracts ‐ 3.13% (continued) S&P 500® Index:
	06/16/2017	$1,875	100	$500
	06/16/2017	1,900	100	1,750
	06/16/2017	2,300	50	8,750
	06/23/2017	2,300	50	15,375
	06/30/2017	2,250	50	13,750
	07/07/2017	2,300	50	30,250
	09/15/2017	1,925	200	70,000
	06/15/2018	2,150	100	667,000
	06/15/2018	2,175	75	538,125
SPDR® S&P 500® ETF Trust:
	12/15/2017	180	200	14,800
	03/16/2018	185	600	108,300
	06/15/2018	185	100	27,800
	06/15/2018	190	380	123,120
	06/15/2018	195	500	188,000
	12/21/2018	200	250	178,000
	12/21/2018	215	50	51,550
				3,289,470

TOTAL PURCHASED OPTION CONTRACTS (Cost $11,632,463)				8,494,420

MONEY MARKET FUNDS ‐ 2.87%	Shares	Value
Morgan Stanley Institutional Liquidity Fund ‐ Government Portfolio, 0.664%, 7‐day effective yield(a)	3,014,315	$3,014,315

TOTAL MONEY MARKET FUNDS (Cost $3,014,315)		3,014,315

Total Investments, at Value ‐ 104.40% (Cost $102,292,735)		109,598,584

Written Option Contracts ‐ (4.20)%		(4,407,700)

Liabilities in Excess of Other Assets ‐ (0.20)%		(209,279)	(b)

Net Assets ‐ 100.00%		$104,981,605

(a)	All or portion of this security is held as collateral for written options. At period end, the aggregate market value of those securities was $38,721,527, representing 36.88% of net assets.
(b)	Includes cash which is being held as collateral for written options.

20	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Schedule of Investments

May 31, 2017

WRITTEN OPTION CONTRACTS - 4.20%	Expiration Date	Strike Price	Contracts	Premiums Received	Value
Call Option Contracts ‐ 3.27% S&P 500® Index:
	06/09/2017	$2,380	25	$70,971	$94,125
	06/16/2017	2,390	50	134,299	163,000
	06/16/2017	2,395	30	62,697	85,500
	06/23/2017	2,375	60	178,292	288,900
	06/23/2017	2,390	50	140,499	179,000
	06/30/2017	2,370	50	172,318	276,000
	06/30/2017	2,415	60	133,982	128,400
	07/07/2017	2,410	50	143,246	134,000
	12/15/2017	2,250	60	442,417	1,207,500
	06/15/2018	2,450	30	182,958	334,950
	06/15/2018	2,550	55	279,136	352,825
	12/21/2018	2,600	5	36,481	42,450
	12/21/2018	2,650	10	47,976	67,100
	12/21/2018	2,700	15	82,417	78,450
				2,107,689	3,432,200
Put Option Contracts ‐ 0.93%
S&P 500® Index:
	06/16/2017	1,675	100	539,196	250
	06/16/2017	1,700	100	481,896	250
	06/16/2017	2,390	50	147,845	44,000
	06/23/2017	2,390	50	149,347	58,500
	06/30/2017	2,370	50	156,408	56,000
	07/07/2017	2,410	50	126,202	118,500
	09/15/2017	1,725	200	877,732	26,500
	06/15/2018	1,950	100	443,517	371,500
	06/15/2018	1,975	75	323,753	300,000
				3,245,896	975,500

Total Written Option Contracts				$5,353,585	$4,407,700

See Notes to Financial Statements.

Annual Report | May 31, 2017	21

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2017

COMMON STOCKS ‐ 99.24%	Shares	Value
Consumer Discretionary ‐ 8.03% Automobiles ‐ 2.00%
Ford Motor Co.(a)	63,726	$708,633

Distributors ‐ 2.03%
Genuine Parts Co.(a)	7,746	717,435

Hotels, Restaurants & Leisure ‐ 1.99%
McDonald's Corp.(a)	4,672	704,958

Multiline Retail ‐ 2.01%
Target Corp.(a)	12,903	711,600

Consumer Staples ‐ 15.93%
Beverages ‐ 3.98%
Coca‐Cola Co.(a)	15,511	705,285
PepsiCo, Inc.(a)	6,018	703,324
		1,408,609

Food & Staples Retailing ‐ 1.99%
Sysco Corp.(a)	12,882	702,842

Food Products ‐ 3.91%
General Mills, Inc.(a)	12,273	696,370
Kellogg Co.(a)	9,631	689,579
		1,385,949

Household Products ‐ 4.01%
Kimberly‐Clark Corp.(a)	5,455	707,677
Procter & Gamble Co.(a)	8,074	711,239
		1,418,916

Tobacco ‐ 2.04%
Altria Group, Inc.(a)	9,587	723,243

Energy ‐ 7.65%
Oil, Gas & Consumable Fuels ‐ 7.65%
Chevron Corp.(a)	6,575	680,381
Exxon Mobil Corp.(a)	8,488	683,284
Occidental Petroleum Corp.(a)	11,420	672,980
Valero Energy Corp.(a)	10,946	672,851
		2,709,496

Financials ‐ 11.71%
Banks ‐ 5.72%
BB&T Corp.(a)	16,415	683,685
JPMorgan Chase & Co.(a)	8,149	669,440
Wells Fargo & Co.(a)	13,156	672,798
		2,025,923

Capital Markets ‐ 3.97%
CME Group, Inc.(a)	5,931	695,647
Invesco Ltd.(a)	22,400	710,080
		1,405,727

22	www.stadionfunds.com

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2017

COMMON STOCKS ‐ 99.24% (continued)	Shares	Value
Financials ‐ 11.71% (continued) Insurance ‐ 2.02%
Aflac, Inc.(a)	9,460	$713,095

Health Care ‐ 10.05%
Health Care Equipment & Supplies ‐ 2.07%
Abbott Laboratories(a)	16,045	732,615

Pharmaceuticals ‐ 7.98%
Eli Lilly & Co.(a)	8,959	712,868
Johnson & Johnson(a)	5,478	702,553
Merck & Co., Inc.(a)	10,757	700,388
Pfizer, Inc.(a)	21,792	711,509
		2,827,318

Industrials ‐ 13.88%
Aerospace & Defense ‐ 3.94%
Lockheed Martin Corp.(a)	2,494	701,138
United Technologies Corp.(a)	5,721	693,843
		1,394,981

Commercial Services & Supplies ‐ 2.01%
Waste Management, Inc.(a)	9,785	713,425

Electrical Equipment ‐ 1.95%
Emerson Electric Co.(a)	11,685	690,817

Industrial Conglomerates ‐ 3.98%
3M Co.(a)	3,537	723,210
General Electric Co.(a)	25,097	687,156
		1,410,366

Machinery ‐ 2.00%
Illinois Tool Works, Inc.(a)	5,006	706,947

Information Technology ‐ 14.02%
Communications Equipment ‐ 2.01%
Harris Corp.(a)	6,356	712,889

IT Services ‐ 6.00%
Automatic Data Processing, Inc.(a)	6,986	715,157
International Business Machines Corp.(a)	4,580	699,045
Paychex, Inc.(a)	11,960	708,391
		2,122,593

Semiconductors & Semiconductor Equipment ‐ 4.01%
Intel Corp.(a)	19,337	698,259
Texas Instruments, Inc.	8,725	719,725
		1,417,984

Software ‐ 2.00%
Microsoft Corp.(a)	10,156	709,295

Annual Report | May 31, 2017	23

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2017

COMMON STOCKS ‐ 99.24% (continued)	Shares	Value
Materials ‐ 1.97%
Chemicals ‐ 1.97%
Air Products & Chemicals, Inc.(a)	4,846	$698,115

Real Estate ‐ 1.95%
Equity Real Estate Investment Trusts (REITs) ‐ 1.95%
HCP, Inc.(a)	22,040	690,734

Telecommunication Services ‐ 4.03%
Diversified Telecommunication Services ‐ 4.03%
AT&T, Inc.(a)	18,308	705,407
Verizon Communications, Inc.(a)	15,507	723,247
		1,428,654

Utilities ‐ 10.02%
Electric Utilities ‐ 6.01%
Entergy Corp.(a)	9,068	716,916
Eversource Energy(a)	11,403	707,784
Southern Co.(a)	13,863	701,607
		2,126,307

Multi‐Utilities ‐ 4.01%
Centerpoint Energy, Inc.(a)	24,971	714,420
SCANA Corp.(a)	10,363	706,757
		1,421,177

TOTAL COMMON STOCKS (Cost $32,299,172)		35,140,643

PURCHASED OPTION CONTRACTS ‐ 3.10%	Expiration Date	Strike Price	Contracts	Value
Call Option Contracts ‐ 0.33%
S&P 500® Index:
	06/16/2017	$2,550	410	$3,075
	06/16/2017	2,800	256	640
	07/21/2017	2,550	115	6,325
	12/15/2017	2,800	170	14,450
	06/15/2018	2,800	35	26,950
	06/15/2018	3,000	231	28,297
	12/21/2018	3,000	40	31,000
	12/21/2018	3,100	10	3,500
				114,237
Put Option Contracts ‐ 2.77%
S&P 500® Index	07/21/2017	2,300	35	35,175
SPDR® S&P 500® ETF Trust:
	06/15/2018	190	25	8,100
	06/15/2018	205	930	472,440
	12/21/2018	210	400	365,400
	12/21/2018	215	100	103,100
				984,215

TOTAL PURCHASED OPTION CONTRACTS (Cost $1,953,643)				1,098,452

24	www.stadionfunds.com

Stadion Alternative Income Fund	Schedule of Investments

May 31, 2017

MONEY MARKET FUNDS ‐ 1.79%	Shares	Value
Morgan Stanley Institutional Liquidity Fund ‐ Government Portfolio, 0.664%, 7‐day effective yield	633,576	$633,576

TOTAL MONEY MARKET FUNDS (Cost $633,576)		633,576

Total Investments, at Value ‐ 104.13% (Cost $34,886,391)		36,872,671

Written Option Contracts ‐ (5.08)%		(1,799,575)

Other Assets in Excess of Liabilities ‐ 0.95%		338,190

Net Assets ‐ 100.00%		$35,411,286

(a)	All or portion of this security is held as collateral for written options. At period end, the aggregate market value of those securities was $34,417,202, representing 97.19% of net assets.

WRITTEN OPTION CONTRACTS - 5.08%	Expiration Date	Strike Price	Contracts	Premiums Received	Value
Call Option Contracts ‐ 4.69%
S&P 500® Index:
	07/21/2017	$2,430	115	$232,550	$237,475
	06/15/2018	2,475	95	649,835	935,275
	12/21/2018	2,550	40	406,405	422,000
	12/21/2018	2,650	10	58,785	67,100
				1,347,575	1,661,850
Put Option Contracts ‐ 0.39%
S&P 500® Index	07/21/2017	2,430	35	141,267	137,725
				141,267	137,725

Total Written Option Contracts				$1,488,842	$1,799,575

See Notes to Financial Statements.

Annual Report | May 31, 2017	25

Stadion Investment Trust	Statements of Assets and Liabilities

May 31, 2017

	Stadion Tactical Growth Fund	Stadion Tactical Defensive Fund	Stadion Trilogy Alternative Return Fund	Stadion Alternative Income Fund
ASSETS
Investments in securities:
At acquisition cost	$341,688,454	$101,742,500	$102,292,735	$34,886,391
At value (Note 2)	$381,682,651	$106,429,324	$109,598,584	$36,872,671
Deposits with broker for written options contracts	–	–	21,166	–
Dividends receivable	14,853	674	189,505	428,492
Receivable for capital shares sold	741,010	95,322	433,699	7,164
Receivable for investment securities sold	–	1,120,479	–	377,371
Other assets	33,647	10,208	23,298	13,478
TOTAL ASSETS	382,472,161	107,656,007	110,266,252	37,699,176

LIABILITIES
Written Options, at value (Notes 2 and 6) (premiums received $–, $–, $5,353,585 and $1,488,842, respectively)	–	–	4,407,700	1,799,575
Payable for capital shares redeemed	310,932	62,821	37,553	295,378
Payable for investment securities purchased	–	–	668,904	90,798
Payable to Advisor (Note 5)	307,412	126,686	108,373	47,036
Accrued distribution fees (Note 5)	103,430	34,476	16,192	4,651
Accrued compliance fees (Note 5)	5,366	1,569	1,451	1,615
Payable to administrator (Note 5)	18,096	5,428	7,098	6,014
Other accrued expenses	101,376	50,611	37,376	42,823
TOTAL LIABILITIES	846,612	281,591	5,284,647	2,287,890

NET ASSETS	$381,625,549	$107,374,416	$104,981,605	$35,411,286

Net assets consist of:
Paid‐in capital	$349,579,106	$140,134,079	$97,153,337	$34,017,173
Accumulated net investment income (loss)	(1,127,720)	–	275,331	649,142
Accumulated net realized losses	(6,820,034)	(37,446,487)	(698,797)	(930,576)
Net unrealized appreciation	39,994,197	4,686,824	8,251,734	1,675,547
NET ASSETS	$381,625,549	$107,374,416	$104,981,605	$35,411,286

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$105,140,873	$52,978,268	$30,818,065	$6,668,567
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,534,870	4,210,949	2,759,651	670,713
Net asset value, offering price and redemption price per share (Note 1)	$11.03	$12.58	$11.17	$9.94
Maximum offering price per share (Note 1)	$11.70	$13.35	$11.85	$10.55
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$96,505,628	$26,057,676	$11,592,457	$3,839,302
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,988,167	2,206,224	1,058,482	389,892
Net asset value, offering price and redemption price per share (Note 1)	$10.74	$11.81	$10.95	$9.85
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$179,979,048	$28,338,472	$62,571,083	$24,903,417
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	16,192,315	2,217,136	5,586,303	2,511,363
Net asset value, offering price and redemption price per share (Note 1)	$11.12	$12.78	$11.20	$9.92

See Notes to Financial Statements.

26	www.stadionfunds.com

Stadion Investment Trust	Statements of Operations

For the Year Ended May 31, 2017

	Stadion Tactical Growth Fund	Stadion Tactical Defensive Fund	Stadion Trilogy Alternative Return Fund	Stadion Alternative Income Fund
INVESTMENT INCOME
Dividends	$4,888,194	$644,269	$2,392,429	$3,261,715
TOTAL INVESTMENT INCOME	4,888,194	644,269	2,392,429	3,261,715

EXPENSES
Investment advisory fees (Note 5)	3,814,349	577,613	1,115,705	888,956
Distribution fees, Class A (Note 5)	244,787	56,159	72,891	15,894
Distribution fees, Class C (Note 5)	887,033	107,021	105,164	27,104
Transfer agent fees, Common (Note 5)	149,632	43,931	40,533	42,619
Transfer agent fees, Class A (Note 5)	38,522	6,502	3,630	3,184
Transfer agent fees, Class C (Note 5)	49,046	5,326	5,219	326
Transfer agent fees, Class I (Note 5)	100,064	10,565	31,344	90,838
Administrative fees (Note 5)	245,045	32,352	69,073	79,355
Registration and filing fees	73,211	44,586	50,516	46,794
Professional fees	84,399	25,112	37,511	36,705
Custodian fees	24,725	5,149	9,061	8,798
Compliance fees (Note 5)	62,428	8,010	16,122	19,258
Trustees' fees	38,806	6,542	9,990	11,914
Printing of shareholder reports	48,216	5,009	7,124	9,803
Other expenses	126,786	19,711	33,220	39,073
TOTAL EXPENSES	5,987,049	953,588	1,607,103	1,320,621

Expenses waived/reimbursed by the Advisor (Note 5)	(383,484)	(7,145)	–	(77,469)
NET EXPENSES	5,603,565	946,443	1,607,103	1,243,152

NET INVESTMENT INCOME (LOSS)	(715,371)	(302,174)	785,326	2,018,563

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investments	14,197,173	2,975,703	(1,627,334)	3,018,695
Net realized gains (losses) from written option contracts	–	–	4,576,019	(4,036,452)
Net realized capital gain distributions from other investment companies	–	12,124	45,897	–
Net realized gains (losses)	14,197,173	2,987,827	2,994,582	(1,017,757)

Net change in unrealized appreciation/depreciation on investments	25,029,234	2,590,351	3,138,080	(1,790,559)
Net change in unrealized appreciation/depreciation on written option contracts	–	–	(960,938)	131,792
Net change in unrealized appreciation/depreciation	25,029,234	2,590,351	2,177,142	(1,658,767)
NET REALIZED AND UNREALIZED GAINS/ LOSSES ON INVESTMENTS	39,226,407	5,578,178	5,171,724	(2,676,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,511,036	$5,276,004	$5,957,050	$(657,961)

See Notes to Financial Statements.

Annual Report | May 31, 2017	27

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Tactical Growth Fund		Stadion Tactical Defensive Fund
	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
FROM OPERATIONS
Net investment income (loss)	$(715,371)	$1,351,836	$(302,174)	$(461,338)
Net realized gains (losses)	14,197,173	(21,771,594)	2,975,703	(76,250)
Net realized capital gain distributions from other investment companies	–	776,472	12,124	–
Net change in unrealized appreciation/depreciation	25,029,234	8,682,743	2,590,351	(2,946,908)
Net increase (decrease) in net assets resulting from operations	38,511,036	(10,960,543)	5,276,004	(3,484,496)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class A	(130,434)	(263,283)	–	–
Distributions from net investment income, Class C	–	(47,691)	–	–
Distributions from net investment income, Class I	(309,974)	(626,224)	–	–
Distributions from net realized gains, Class A	–	(120,006)	–	(627,153)
Distributions from net realized gains, Class C	–	(111,305)	–	(332,876)
Distributions from net realized gains, Class I	–	(207,995)	–	(503,101)
Decrease in net assets from distributions to shareholders	(440,408)	(1,376,504)	–	(1,463,130)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	42,392,385	68,221,628	4,079,028	4,826,430
Net asset value of shares issued in reinvestment of distributions	119,951	351,636	–	620,388
Payments for shares redeemed	(37,487,587)	(34,562,634)	(7,191,002)	(13,673,222)
Acquisition (Note 10)	–	–	34,746,275	–
Net increase (decrease) in net assets from Class A share transactions	5,024,749	34,010,630	31,634,301	(8,226,404)

Class C
Proceeds from sales of shares	32,024,599	58,544,829	821,097	4,119,784
Net asset value of shares issued in reinvestment of distributions	–	146,289	–	291,183
Payments for shares redeemed	(27,371,263)	(8,012,038)	(3,924,131)	(5,839,610)
Acquisition (Note 10)	–	–	18,348,813	–
Net increase (decrease) in net assets from Class C share transactions	4,653,336	50,679,080	15,245,779	(1,428,643)

Class I
Proceeds from sales of shares	82,216,605	115,948,299	2,176,852	7,783,476
Net asset value of shares issued in reinvestment of distributions	289,158	797,590	–	435,623
Payments for shares redeemed	(64,780,952)	(64,518,464)	(4,611,026)	(19,006,109)
Acquisition (Note 10)	–	–	16,543,404	–
Net increase (decrease) in net assets from Class I share transactions	17,724,811	52,227,425	14,109,230	(10,787,010)

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	65,473,524	124,580,088	66,265,314	(25,389,683)

NET ASSETS:
Beginning of period	316,152,025	191,571,937	41,109,102	66,498,785
End of period	$381,625,549	$316,152,025	$107,374,416	$41,109,102

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(1,127,720)	$28,059	$–	$(197,119)

See Notes to Financial Statements.

28	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Trilogy Alternative Return Fund		Stadion Alternative Income Fund
	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016 (a)
FROM OPERATIONS
Net investment income	$785,326	$806,857	$2,018,563	$1,174,128
Net realized gains (losses)	2, 948,685	1,299,999	(1,017,757)	189,175
Net realized capital gain distributions from other investment companies	45,897	–	–	–
Net change in unrealized appreciation/depreciation	2,177,142	(3,178,161)	(1,658,767)	3,383,912
Net increase (decrease) in net assets resulting from operations	5,957,050	(1,071,305)	(657,961)	4,747,215

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class A	(239,223)	(309,450)	(94,433)	(35,147)
Distributions from net investment income, Class C	(23,599)	(21,167)	(30,261)	(49)
Distributions from net investment income, Class I	(461,722)	(467,310)	(1,724,974)	(684,392)
Distributions from net realized gains, Class A	–	–	(7,170)	(495)
Distributions from net realized gains, Class C	–	–	(3,476)	(4)
Distributions from net realized gains, Class I	–	–	(96,643)	(23,422)
Decrease in net assets from distributions to shareholders	(724,544)	(797,927)	(1,956,957)	(743,509)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	7,402,202	7,205,240	7,746,240	3,380,050
Net asset value of shares issued in reinvestment of distributions	237,685	307,342	95,573	32,522
Payments for shares redeemed	(7,540,484)	(17,752,328)	(4,784,796)	(4,878,780)
Net increase (decrease) in net assets from Class A share transactions	99,403	(10,239,746)	3,057,017	(1,466,208)

Class C
Proceeds from sales of shares	3,825,618	2,958,501	3,678,729	517,894
Net asset value of shares issued in reinvestment of distributions	22,087	20,426	29,976	49
Payments for shares redeemed	(3,457,276)	(3,845,253)	(247,694)	(13,693)
Net increase (decrease) in net assets from Class C share transactions	390,429	(866,326)	3,461,011	504,250

Class I
Proceeds from sales of shares	38,407,216	15,904,975	49,626,312	89,377,568
Net asset value of shares issued in reinvestment of distributions	459,965	464,995	1,774,485	705,753
Payments for shares redeemed	(18,335,082)	(29,249,266)	(108,839,939)	(9,847,204)
Net increase (decrease) in net assets from Class I share transactions	20,532,099	(12,879,296)	(57,439,142)	80,236,117

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	26,254,437	(25,854,600)	(53,536,032)	83,277,865

NET ASSETS:
Beginning of period	78,727,168	104,581,768	88,947,318	5,669,453
End of period	$104,981,605	$78,727,168	$35,411,286	$88,947,318

ACCUMULATED NET INVESTMENT INCOME	$275,331	$214,549	$649,142	$480,002

(a)	The Stadion Alternative Income Fund Class C shares commenced operations on August 10, 2015.

See Notes to Financial Statements.

Annual Report | May 31, 2017	29

Stadion Tactical Growth Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015		Year Ended May 31, 2014(a)	For the Period May 1, 2013 to May 31, 2013(b)		For the Period April 1, 2013 (Commencement of operations) to April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.82		$10.41		$10.35		$10.22	$10.27		$10.10

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(c)(d)	(0.01)		0.05		(0.02)		(0.05)	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	1.23		(0.59)		0.92		1.32	(0.04)		0.19
Total from investment operations	1.22		(0.54)		0.90		1.27	(0.05)		0.17
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.01)		(0.03)		(0.03)		–	–		–
Distributions from net realized gains	–		(0.02)		(0.81)		(1.14)	–		–
Total distributions	(0.01)		(0.05)		(0.84)		(1.14)	–		–

NET ASSET VALUE, END OF PERIOD	$11.03		$9.82		$10.41		$10.35	$10.22		$10.27

TOTAL RETURN(e)	12.48%		(5.19%)		8.78%		12.75%	(0.49	%)(f)	1.68	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$105,141		$89,271		$59,366		$17,305	$3,430		$1

Ratio of total expenses to average net assets(g)	1.65	%(h)	1.71	%(h)	1.84	%(h)	1.85%	5.21	%(h)(i)	2.83	%(h)(i)

Ratio of net expenses to average net assets(g)	1.55%		1.55%		1.69%		1.85%	1.95	%(i)	1.95	%(i)

Ratio of net investment income/loss to average net assets(c)(g)	(0.12%)		0.54%		(0.21%)		(0.47%)	(1.95	%)(i)	(1.95	%)(i)

PORTFOLIO TURNOVER RATE	96%		287%		333%		324%	50	%(f)	294	%(f)(j)

(a)	Prior to March 28, 2014, the Stadion Tactical Growth Fund was known as the Stadion Market Opportunity Fund™.
(b)	Effective May 31, 2013, the Stadion Tactical Growth Fund changed its fiscal year from April 30 to May 31.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(d)	Per share amounts were calculated using average shares method.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(h)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(i)	Annualized.
(j)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2013.

See Notes to Financial Statements.

30	www.stadionfunds.com

Stadion Tactical Growth Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015		Year Ended May 31, 2014(a)	For the Period May 1, 2013 to May 31, 2013(b)		For the Period April 1, 2013 (Commencement of operations) to April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.62		$10.25		$10.26		$10.21	$10.26		$10.10

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(c)(d)	(0.09)		(0.01)		(0.12)		(0.15)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	1.21		(0.59)		0.93		1.33	(0.03)		0.18
Total from investment operations	1.12		(0.60)		0.81		1.18	(0.05)		0.16
LESS DISTRIBUTIONS:
Dividends from net investment income	–		(0.01)		(0.01)		–	–		–
Distributions from net realized gains	–		(0.02)		(0.81)		(1.13)	–		–
Total distributions	–		(0.03)		(0.82)		(1.13)	–		–

NET ASSET VALUE, END OF PERIOD	$10.74		$9.62		$10.25		$10.26	$10.21		$10.26

TOTAL RETURN(e)	11.64%		(5.93%)		7.96%		11.87%	(0.49	%)(f)	1.58	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$96,506		$82,347		$34,402		$1,242	$1		$1

Ratio of total expenses to average net assets(g)	2.41	%(h)	2.49	%(h)	2.59	%(h)	2.64%	3.01	%(h)(i)	3.51	%(h)(i)

Ratio of net expenses to average net assets(g)	2.30%		2.30%		2.37%		2.64%	2.70	%(i)	2.70	%(i)

Ratio of net investment loss to average net assets(c)(g)	(0.88%)		(0.11%)		(1.16%)		(1.49%)	(2.70	%)(i)	(2.70	%)(i)

PORTFOLIO TURNOVER RATE	96%		287%		333%		324%	50	%(f)	294	%(f)(j)

(a)	Prior to March 28, 2014, the Stadion Tactical Growth Fund was known as the Stadion Market Opportunity Fund™.
(b)	Effective May 31, 2013, the Stadion Tactical Growth Fund changed its fiscal year from April 30 to May 31.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(d)	Per share amounts were calculated using average shares method.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(h)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(i)	Annualized.
(j)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2017	31

Stadion Tactical Growth Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015		Year Ended May 31, 2014(a)	For the Period May 1, 2013 to May 31, 2013(b)		Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.88		$10.46		$10.38		$10.23	$10.27		$11.20

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(c)(d)	0.01	(e)	0.08		0.00	(f)	(0.02)	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	1.25		(0.59)		0.94		1.31	(0.03)		0.90
Total from investment operations	1.26		(0.51)		0.94		1.29	(0.04)		0.88
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		(0.05)		(0.05)		–	–		–
Distributions from net realized gains	–		(0.02)		(0.81)		(1.14)	–		(1.81)
Total distributions	(0.02)		(0.07)		(0.86)		(1.14)	–		(1.81)

NET ASSET VALUE, END OF PERIOD	$11.12		$9.88		$10.46		$10.38	$10.23		$10.27

TOTAL RETURN(g)	12.79%		(4.94%)		9.07%		12.96%	(0.39	%)(h)	9.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$179,979		$144,534		$97,804		$28,721	$24,024		$22,169

Ratio of total expenses to average net assets(i)	1.42	%(j)	1.49	%(j)	1.62	%(j)	1.59%	1.98	%(j)(k)	1.81	%(j)

Ratio of net expenses to average net assets(i)	1.30%		1.30%		1.43%		1.59%	1.70	%(k)	1.75%

Ratio of net investment income/loss to average net assets(c)(i)	0.12%		0.85%		0.02%		(0.22%)	(1.70	%)(k)	(0.21%)

PORTFOLIO TURNOVER RATE	96%		287%		333%		324%	50	%(h)	294%

(a)	Prior to March 28, 2014, the Stadion Tactical Growth Fund was known as the Stadion Market Opportunity Fund™.
(b)	Effective May 31, 2013, the Stadion Tactical Growth Fund changed its fiscal year from April 30 to May 31.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(d)	Per share amounts were calculated using average shares method.
(e)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f)	Amount rounds to less than $0.01 per share or less than 1%.
(g)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(h)	Not annualized.
(i)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(j)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(k)	Annualized.

See Notes to Financial Statements.

32	www.stadionfunds.com

Stadion Tactical Defensive Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017	Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014(a)	Year Ended May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$11.08	$11.99		$11.69	$11.99	$10.37

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)(c)	(0.07)	(0.09)		(0.04)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	1.57	(0.50)		0.35	0.53	1.60
Total from investment operations	1.50	(0.59)		0.31	0.49	1.62
LESS DISTRIBUTIONS:
Dividends from net investment income	–	–		–	(0.01)	–
Distributions from net realized gains	–	(0.32)		(0.01)	(0.78)	–
Total distributions	–	(0.32)		(0.01)	(0.79)	–

NET ASSET VALUE, END OF PERIOD	$12.58	$11.08		$11.99	$11.69	$11.99

TOTAL RETURN(d)	13.54%	(4.80%)		2.67%	4.12%	15.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$52,978	$18,726		$29,073	$43,136	$33,813

Ratio of total expenses to average net assets(e)	1.94%	1.96	%(f)	1.88%	1.89%	2.00	%(f)

Ratio of net expenses to average net assets(e)	1.94%	1.95%		1.88%	1.89%	1.95%

Ratio of net investment income/loss to average net assets(b)(e)	(0.56%)	(0.77%)		(0.33%)	(0.34%)	0.14%

PORTFOLIO TURNOVER RATE	196%	645%		482%	529%	455%

(a)	Prior to March 28, 2014, the Stadion Tactical Defensive Fund was known as the Stadion Core Advantage Fund.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2017	33

Stadion Tactical Defensive Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014(a)		Year Ended May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.48		$11.45		$11.26	$11.64		$10.16

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)(c)	(0.15)		(0.17)		(0.13)	(0.13)		(0.07)
Net realized and unrealized gain (loss) on investments	1.48		(0.48)		0.33	0.53		1.55
Total from investment operations	1.33		(0.65)		0.20	0.40		1.48
LESS DISTRIBUTIONS:
Dividends from net investment income	–		–		–	(0.00	)(d)	–
Distributions from net realized gains	–		(0.32)		(0.01)	(0.78)		–
Total distributions	–		(0.32)		(0.01)	(0.78)		–

NET ASSET VALUE, END OF PERIOD	$11.81		$10.48		$11.45	$11.26		$11.64

TOTAL RETURN(e)	12.69%		(5.56%)		1.80%	3.47%		14.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$26,058		$9,680		$12,145	$7,807		$5,060

Ratio of total expenses to average net assets(f)	2.71	%(g)	2.73	%(g)	2.66%	2.67%		3.20	%(g)

Ratio of net expenses to average net assets(f)	2.70%		2.70%		2.66%	2.67%		2.70%

Ratio of net investment loss to average net assets(b)(f)	(1.30%)		(1.55%)		(1.16%)	(1.13%)		(0.61%)

PORTFOLIO TURNOVER RATE	196%		645%		482%	529%		455%

(a)	Prior to March 28, 2014, the Stadion Tactical Defensive Fund was known as the Stadion Core Advantage Fund.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share or less than 1%.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

34	www.stadionfunds.com

Stadion Tactical Defensive Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015	Year Ended May 31, 2014(a)		Year Ended May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$11.23		$12.12		$11.80	$12.07		$10.42

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)(c)	(0.03)		(0.06)		(0.03)	(0.02)		0.02
Net realized and unrealized gain (loss) on investments	1.58		(0.51)		0.36	0.55		1.63
Total from investment operations	1.55		(0.57)		0.33	0.53		1.65
LESS DISTRIBUTIONS:
Dividends from net investment income	–		–		–	(0.02)		–
Distributions from net realized gains	–		(0.32)		(0.01)	(0.78)		–
Total distributions	–		(0.32)		(0.01)	(0.80)		–

NET ASSET VALUE, END OF PERIOD	$12.78		$11.23		$12.12	$11.80		$12.07

TOTAL RETURN(d)	13.80%		(4.58%)		2.82%	4.42%		15.83%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$28,338		$12,703		$25,280	$7,333		$4,945

Ratio of total expenses to average net assets(e)	1.75	%(f)	1.76	%(f)	1.70%	1.73	%(f)	2.38	%(f)

Ratio of net expenses to average net assets(e)	1.70%		1.70%		1.70%	1.70%		1.70%

Ratio of net investment income/loss to average net assets(b)(e)	(0.28%)		(0.53%)		(0.28%)	(0.19%)		0.20%

PORTFOLIO TURNOVER RATE	196%		645%		482%	529%		455%

(a)	Prior to March 28, 2014, the Stadion Tactical Defensive Fund was known as the Stadion Core Advantage Fund.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2017	35

Stadion Trilogy Alternative Return Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014(a)	Year Ended May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.49	$10.66	$10.53	$10.41	$9.85

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)(c)	0.09	0.09	0.04	0.04	0.07
Net realized and unrealized gain (loss) on investments	0.68	(0.18)	0.12	0.11	0.67
Total from investment operations	0.77	(0.09)	0.16	0.15	0.74
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.09)	(0.08)	(0.03)	(0.03)	(0.05)
Distributions from net realized gains	–	–	–	–	(0.13)
Total distributions	(0.09)	(0.08)	(0.03)	(0.03)	(0.18)

NET ASSET VALUE, END OF PERIOD	$11.17	$10.49	$10.66	$10.53	$10.41

TOTAL RETURN(d)	7.37%	(0.79%)	1.54%	1.45%	7.53%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$30,818	$28,898	$39,896	$88,261	$68,967

Ratio of total expenses to average net assets(e)	1.82%	1.85%	1.82%	1.76%	1.93%

Ratio of net expenses to average net assets(e)	1.82%	1.85%	1.82%	1.76%	1.93%

Ratio of net investment income to average net assets(b)(e)	0.86%	0.88%	0.38%	0.34%	0.66%

PORTFOLIO TURNOVER RATE	18%	36%	37%	15%	42%

(a)	Prior to March 28, 2014, the Stadion Trilogy Alternative Return Fund was known as the Stadion Trilogy Fund™.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

See Notes to Financial Statements.

36	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014(a)	Year Ended May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.31	$10.49	$10.42	$10.35	$9.85

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)(c)	0.01	0.01	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.66	(0.17)	0.12	0.11	0.67
Total from investment operations	0.67	(0.16)	0.08	0.07	0.66
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)	(0.02)	(0.01)	–	(0.03)
Distributions from net realized gains	–	–	–	–	(0.13)
Total distributions	(0.03)	(0.02)	(0.01)	–	(0.16)

NET ASSET VALUE, END OF PERIOD	$10.95	$10.31	$10.49	$10.42	$10.35

TOTAL RETURN(d)	6.46%	(1.53%)	0.75%	0.68%	6.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$11,592	$10,573	$11,654	$21,805	$11,570

Ratio of total expenses to average net assets(e)	2.60%	2.63%	2.58%	2.52%	3.36	%(f)

Ratio of net expenses to average net assets(e)	2.60%	2.63%	2.58%	2.52%	2.70%

Ratio of net investment income/loss to average net assets(b)(e)	0.08%	0.08%	(0.36%)	(0.41%)	(0.10%)

PORTFOLIO TURNOVER RATE	18%	36%	37%	15%	42%

(a)	Prior to March 28, 2014, the Stadion Trilogy Alternative Return Fund was known as the Stadion Trilogy Fund™.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2017	37

Stadion Trilogy Alternative Return Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014(a)	Year Ended May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.52	$10.69	$10.55	$10.42	$9.86

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)(c)	0.12	0.11	0.07	0.06	0.10
Net realized and unrealized gain (loss) on investments	0.67	(0.17)	0.12	0.11	0.66
Total from investment operations	0.79	(0.06)	0.19	0.17	0.76
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)	(0.11)	(0.05)	(0.04)	(0.07)
Distributions from net realized gains	–	–	–	–	(0.13)
Total distributions	(0.11)	(0.11)	(0.05)	(0.04)	(0.20)

NET ASSET VALUE, END OF PERIOD	$11.20	$10.52	$10.69	$10.55	$10.42

TOTAL RETURN(d)	7.53%	(0.54%)	1.78%	1.64%	7.75%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$62,571	$39,257	$53,031	$46,578	$18,956

Ratio of total expenses to average net assets(e)	1.62%	1.64%	1.62%	1.57%	2.01	%(f)

Ratio of net expenses to average net assets(e)	1.62%	1.64%	1.62%	1.57%	1.70%

Ratio of net investment income to average net assets(b)(e)	1.06%	1.07%	0.70%	0.54%	0.94%

PORTFOLIO TURNOVER RATE	18%	36%	37%	15%	42%

(a)	Prior to March 28, 2014, the Stadion Trilogy Alternative Return Fund was known as the Stadion Trilogy Fund™.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

38	www.stadionfunds.com

Stadion Alternative Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015(a)		Year Ended May 31, 2014		For the Period December 31, 2012 (Commencement of operations) to May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.15		$9.72		$9.89		$9.91		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)(c)	0.18		0.16		0.15		0.15		0.06
Net realized and unrealized gain (loss) on investments	(0.21)		0.44		(0.13)		(0.06	)(d)	(0.15)
Total from investment operations	(0.03)		0.60		0.02		0.09		(0.09)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.17)		(0.17)		(0.19)		(0.11)		–
Distributions from net realized gains	(0.01)		(0.00	)(e)	–		–		–
Total distributions	(0.18)		(0.17)		(0.19)		(0.11)		–

NET ASSET VALUE, END OF PERIOD	$9.94		$10.15		$9.72		$9.89		$9.91

TOTAL RETURN(f)	(0.40%)		6.33%		0.24%		0.91%		(0.90	%)(g)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$6,669		$3,807		$5,226		$2,065		$1,667

Ratio of total expenses to average net assets(h)	1.46	%(i)	1.73	%(i)	3.77	%(i)	2.55	%(i)	10.69	%(i)(j)

Ratio of net expenses to average net assets(h)	1.40%		1.40%		1.40%		1.40%		1.40	%(j)

Ratio of net investment income to average net assets(c)(h)	1.81%		1.58%		1.52%		1.53%		1.52	%(j)

PORTFOLIO TURNOVER RATE	40%		18%		485%		294%		84	%(g)

(a)	Prior to April 20, 2015, Stadion Alternative Income Fund was known as Stadion Tactical Income Fund.
(b)	Per share amounts were calculated using average shares method.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(d)
Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended May 31, 2014, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.

(e)	Amount rounds to less than $0.01 per share or less than 1%.
(f)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Not annualized.
(h)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(i)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(j)	Annualized.

See Notes to Financial Statements.

Annual Report | May 31, 2017	39

Stadion Alternative Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout each of the Period Presented

	Year Ended May 31, 2017		For the Period August 10, 2015 (Commencement of operations) to May 31, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.11		$9.59

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.11		0.09
Net realized and unrealized gain (loss) on investments	(0.22)		0.48
Total from investment operations	(0.11)		0.57
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.14)		(0.05)
Distributions from net realized gains	(0.01)		(0.00	)(c)
Total distributions	(0.15)		(0.05)

NET ASSET VALUE, END OF PERIOD	$9.85		$10.11

TOTAL RETURN(d)	(1.15%)		6.00	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$3,839		$508

Ratio of total expenses to average net assets(f)	2.19	%(g)	2.18	%(g)(h)

Ratio of net expenses to average net assets(f)	2.15%		2.15	%(h)

Ratio of net investment income to average net assets(b)(f)	1.12%		1.15	%(h)

PORTFOLIO TURNOVER RATE	40%		18	%(i)

(a)	Per share amounts were calculated using average shares method.
(b)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(c)	Amount rounds to less than $0.01 per share or less than 1%.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended May 31, 2016.

See Notes to Financial Statements.

40	www.stadionfunds.com

Stadion Alternative Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2017		Year Ended May 31, 2016		Year Ended May 31, 2015(a)		Year Ended May 31, 2014		For the Period February 14, 2013 (Commencement of operations) to May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.13		$9.60		$9.89		$9.91		$9.91

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)(c)	0.20		0.20		0.30		0.17		0.04
Net realized and unrealized gain (loss) on investments	(0.21)		0.44		(0.25)		(0.07	)(d)	(0.04)
Total from investment operations	(0.01)		0.64		0.05		0.10		0.00
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.19)		(0.11)		(0.34)		(0.12)		–
Distributions from net realized gains	(0.01)		(0.00	)(e)	–		–		–
Total distributions	(0.20)		(0.11)		(0.34)		(0.12)		–

NET ASSET VALUE, END OF PERIOD	$9.92		$10.13		$9.60		$9.89		$9.91

TOTAL RETURN(f)	(0.17%)		6.70%		0.58%		1.09%		0.00	%(g)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$24,903		$84,632		$444		$4,077		$1,519

Ratio of total expenses to average net assets(h)	1.23	%(i)	1.29	%(i)	3.75	%(i)	2.29	%(i)	14.50	%(i)(j)

Ratio of net expenses to average net assets(h)	1.15%		1.15%		1.15%		1.15%		1.15	%(j)

Ratio of net investment income to average net assets(c)(h)	1.97%		2.08%		2.96%		1.72%		1.42	%(j)

PORTFOLIO TURNOVER RATE	40%		18%		485%		294%		84	%(g)(k)

(a)	Prior to April 20, 2015, Stadion Alternative Income Fund was known as Stadion Tactical Income Fund.
(b )	Per share amounts were calculated using average shares method.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested.
(d)
Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended May 31, 2014, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.

(e)	Amount rounds to less than $0.01 per share or less than 1%.
(f)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on  Fund distributions or the redemption of Fund shares.

(g)	Not annualized.
(h)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(i)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(j)	Annualized.
(k)	Represents the period December 31, 2012 (commencement of operations of the Fund) to May 31, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2017	41

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

1.	ORGANIZATION

Stadion Tactical Growth Fund (“Tactical Growth Fund”) (formerly known as the Stadion Market Opportunity Fund prior to March 28, 2014), Stadion Tactical Defensive Fund (“Tactical Defensive Fund”) (formerly known as the Stadion Core Advantage Fund prior to March 28, 2014), Stadion Trilogy Alternative Return Fund (“Trilogy Alternative Return Fund”) (formerly known as the Stadion Trilogy FundTM prior to March 28, 2014) and Stadion Alternative Income Fund (“Alternative Income Fund”) (formerly known as the Stadion Tactical Income Fund prior to April 30, 2015), (each, a “Fund,” and collectively, the “Funds”) are each a diversified series of Stadion Investment Trust (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open‐end management investment company.

Tactical Growth Fund is a successor to a previously operational fund, the ETF Market Opportunity Fund (the “Predecessor Fund”), which was a series of the Aviemore Funds, an Ohio business trust. The Predecessor Fund was organized into a series, Class I shares, of the Tactical Growth Fund effective as of the close of business on March 29, 2013. The Predecessor Fund commenced operations on May 3, 2004 and was the only series authorized by the Aviemore Funds. Class A and Class C shares were launched from the Tactical Growth Fund effective April 1, 2013. The Fund seeks long‐term capital appreciation.

Tactical Defensive Fund commenced operations on January 27, 2004. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek capital appreciation.

Trilogy Alternative Return Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Alternative Income Fund commenced operations on December 31, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on December 31, 2012, August 10, 2015 and February 14, 2013, respectively. The investment objective of the Fund is to seek to provide income and absolute portfolio returns, with a secondary emphasis on lower risk and volatility than the U.S. equity markets.

Each Fund currently offers three classes of shares, Class A, Class C, and Class I. Class A shares are sold subject to a maximum front‐end sales load equal to 5.75% of the offering price and a distribution and/or service fee of up to 0.25% of the average net assets attributable to Class A shares, are also sold subject to a 1.00% contingent deferred sales load on purchases at or above $1 million if redeemed within 12 months of purchase. Class C shares are sold subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares and, effective October 1, 2012, sold subject to a 1.00% contingent deferred sales load if redeemed within one year of purchase. Class I shares are sold without any sales loads and distribution and/ or service fees. Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its arrangements; and (4) Class I shares require a higher minimum initial investment.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Security Valuation: The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of the time regular trading closes on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). Securities traded in the NASDAQ market are valued at the NASDAQ Official Closing Price. Other securities, including listed securities for which no sale was reported on that date, are valued at the most recent bid price. Options are valued at the mean of the last quoted bid and ask prices at the time of valuation, as reported on the option’s primary exchange. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Trustees”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds’ net asset value calculations; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Open‐end investment companies, including money market funds, are valued at the net asset value reported by such registered open‐end investment companies. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

42	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2017 by security type:

Tactical Growth Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange‐Traded Funds	$371,058,805	$–	$–	$371,058,805
Money Market Funds	10,623,846	–	–	10,623,846
Total Investments in Securities	$381,682,651	$–	$–	$381,682,651

Tactical Defensive Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange‐Traded Funds	$105,423,032	$–	$–	$105,423,032
Money Market Funds	1,006,292	–	–	1,006,292
Total Investments in Securities	$106,429,324	$–	$–	$106,429,324

Trilogy Alternative Return Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks*	$48,649,411	$–	$–	$48,649,411
Exchange‐Traded Funds	44,504,068	–	–	44,504,068
Open‐End Funds	4,936,370	–	–	4,936,370
Purchased Option Contracts	–	8,494,420	–	8,494,420
Money Market Funds	3,014,315	–	–	3,014,315
Total Investments in Securities	$101,104,164	$8,494,420	$–	$109,598,584
Other Financial Instruments
Liabilities
Written Option Contracts	$–	$(4,407,700)	$–	$(4,407,700)
Total	$–	$(4,407,700)	$–	$(4,407,700)

Alternative Income Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks*	$35,140,643	$–	$–	$35,140,643
Purchased Option Contracts	–	1,098,452	–	1,098,452
Money Market Funds	633,576	–	–	633,576
Total Investments in Securities	$35,774,219	$1,098,452	$–	$36,872,671
Other Financial Instruments
Liabilities
Written Option Contracts	$–	$(1,799,575)	$–	$(1,799,575)
Total	$–	$(1,799,575)	$–	$(1,799,575)

*	See Schedule of Investments for Common Stocks determined by sector and industry.

Annual Report | May 31, 2017	43

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

As of May 31, 2017, the Funds did not have any transfers in and/or out of any Level. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2017. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation: The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex‐dividend date. Interest income is accrued as earned.

Option Transactions: Trilogy Alternative Return Fund and Alternative Income Fund may purchase and write put and call options on broad‐based U.S. and International stock indices or ETFs that replicate the performance of broad‐based U.S. and International stock indices as well as short term futures ETFs and bond ETFs. When held, the Funds use option contracts on broad‐based U.S. and International stock indices for the purpose of seeking to generate return and manage risk exposure among varying market conditions.

Exchange‐Traded Funds (“ETFs”): The Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices.

Allocation Between Classes: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund.

Distributions to Shareholders: Each of the Funds may distribute its net investment income to its shareholders quarterly, but, in any event, expects to distribute substantially all of its net investment income to its shareholders at least annually. Net realized gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and tax treatment of short term capital gains. Dividends and distributions are recorded on the ex‐dividend date.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

SEC Regulations: On October 13, 2016, the SEC amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

44	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

3.	SECURITY TRANSACTIONS

During the year ended May 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than short‐term investments and U.S. government securities, amounted to:

	Tactical Growth Fund	Tactical Defensive Fund
Purchases	$353,093,173	$91,688,805
Sales	$315,063,485	$100,877,664

	Trilogy Alternative Return Fund	Alternative Income Fund
Purchases	$35,926,809	$39,498,127
Sales	$15,819,328	$89,129,375

4.	TAX MATTERS

The tax character of distributions made during the year ended May 31, 2017 and May 31, 2016 was as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
Tactical Growth Fund
5/31/2017	$440,408	$–	$440,408
5/31/2016	970,026	406,478	1,376,504
Tactical Defensive Fund
5/31/2017	$–	$–	$–
5/31/2016	–	1,463,130	1,463,130
Trilogy Alternative Return Fund
5/31/2017	$724,544	$–	$724,544
5/31/2016	797,927	–	797,927
Alternative Income Fund
5/31/2017	$1,849,423	$107,534	$1,956,957
5/31/2016	724,892	18,617	743,509

Reclassifications:
At May 31, 2017 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of certain investments, merger attributes, and treatment of net investment loss. These reclassifications were as follows:

Fund	Accumulated net investment income (loss)	Accumulated net realized gains (losses)	Paid-in capital
Tactical Growth Fund	$–	$–	$–
Tactical Defensive Fund	499,293	(40,296,438)	39,797,145
Trilogy Alternative Return Fund	–	–	–
Alternative Income Fund	245	(245)	–

Tax Basis of Investments:

As of May 31, 2017, the aggregate cost of investments, gross unrealized appreciation (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Tactical Growth Fund
Tax cost of portfolio investments	$342,024,274
Gross unrealized appreciation	$39,841,592
Gross unrealized depreciation	(183,215)
Net unrealized appreciation	$39,658,377

Tactical Defensive Fund
Tax cost of portfolio investments	$101,828,737
Gross unrealized appreciation	$4,855,342
Gross unrealized depreciation	(254,755)
Net unrealized appreciation	$4,600,587

Trilogy Alternative Return Fund
Tax cost of portfolio investments	$102,302,707
Gross unrealized appreciation	$18,124,684
Gross unrealized depreciation	(10,828,807)
Net appreciation written option contracts	945,885
Net unrealized appreciation	$8,241,762

Alternative Income Fund
Tax cost of portfolio investments	$35,126,366
Gross unrealized appreciation	$12,156,086
Gross unrealized depreciation	(10,409,781)
Net depreciation written option contracts	(310,733)
Net unrealized appreciation	$1,435,572

As of May 31, 2017, the tax cost of written option contracts for Trilogy Alternative Return Fund and Alternative Income Fund were $5,353,585 and $1,488,842, respectively.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Tactical Growth Fund, Tactical Defensive Fund, Trilogy Alternative Return Fund and Alternative Income Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Annual Report | May 31, 2017	45

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017
Components of Earnings:
At May 31, 2017, components of distributable earnings on a tax basis were as follows:

	Tactical Growth Fund	Tactical Defensive Fund	Trilogy Alternative Return Fund
Undistributed ordinary income	$67,168	$2,023,384	$275,331
Accumulated capital losses on investments	(6,484,214)	(39,383,634)	(1,809,523)
Net unrealized appreciation on investments	39,658,377	4,600,587	8,241,762
Other cumulative effect of timing differences	(1,194,888)	–	1,120,698
Total	$32,046,443	$(32,759,663)	$7,828,268

Alternative Income Fund
Undistributed ordinary income	$649,142
Accumulated capital losses on investments	(1,104,661)
Net unrealized appreciation on investments	1,435,572
Other cumulative effect of timing differences	414,060
Total	$1,394,113

Capital Loss Carryforward:
During the year ended May 31, 2017, the Fund utilized capital loss carryforwards as follows:

Fund	Amount
Tactical Growth Fund	$(2,107,386)
Tactical Defensive Fund	(362,124)
Trilogy Alternative Return Fund	(1,463,427)
Alternative Income Fund	(243,900)

Capital  losses  (no  expiration)  carried  to  the  next  tax  year  were  as follows:

Fund	Short-Term	Long-Term
Tactical Growth Fund	$6,484,214	$–
Tactical Defensive Fund	39,538,847	–
Trilogy Alternative Return Fund	1,775,777	–

The Funds elect to defer to the tax year ending May 31, 2018, capital losses recognized during the period November 1, 2016 to May 31, 2017 in the amount of:

Fund	Amount
Trilogy Alternative Return Fund	$33,746
Alternative Income Fund	1,104,661

The Funds elect to defer to the tax year ending May 31, 2018, late year ordinary losses recognized in the amount of:

Fund	Amount
Tactical Growth Fund	$1,194,888

As of and during the year ended May 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal,  state,  and  local  tax  returns  as  required.  The  Funds’  tax returns are subject to examination by the relevant tax authorities until  expiration  of  the  applicable  statute  of  limitations  which  is generally three years after the filing of the tax return. Tax returns for open  years  have  incorporated  no  uncertain  tax  positions  that require a provision for income taxes.

5. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreements
Each  Fund’s  investments  are  managed  by  Stadion  Money Management, LLC (the “Advisor”) under the terms of an Investment Advisory  Agreement  (the  “Advisory  Agreements”).  Under  the Advisory Agreements, each Fund excluding the Alternative Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million, 1.00% of such assets over $150 million up to $500 million, and 0.85% of such assets over $500 million. Prior to May 1, 2017, each Fund excluding the Alternative Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of such assets over $150 million. Effective April 30, 2015, the Alternative Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 0.85% of its average daily net assets.

The Advisor has entered into an Expense Limitation Agreement with respect to the Tactical Defensive Fund and the Trilogy Alternative Return Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and  Class  I  shares  of  the  Funds  (exclusive  of  interest,  taxes, brokerage  commissions,  extraordinary  expenses,  Acquired  Fund Fees and Expenses and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.70% of the average daily net assets allocable to each  Class  until  October  1,  2018.  Effective  January  1,  2015,  the Advisor has entered into an Expense Limitation Agreement with the Tactical Growth Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions,  extraordinary  expenses,  Acquired  Fund  Fees  and Expenses and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.30% of the average daily net assets allocable to each Class until October 1, 2018. The Advisor has entered into an Expense Limitation Agreement with the Alternative Income Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Fund  (exclusive  of  interest,  taxes,  brokerage  commissions, extraordinary  expenses,  Acquired  Fund  Fees  and  Expenses  and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.15% of the average daily net assets allocable to each Class until October 1,  2018.  Accordingly,  during  the  year  ended  May  31,  2017,  the Advisor  waived  fees  and  reimbursed  expenses  as follows:

46	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

	Tactical Growth Fund	Tactical Defensive Fund	Alternative Income Fund
Total waivers and reimbursements	$383,484	$7,145	$77,469

During the year ended May 31, 2017, there were no advisory fees waived  or  expenses  reimbursed  by  the  Advisor  for  the  Trilogy Alternative Return Fund. It is expected that the Expense Limitation Agreements  will  continue  from  year‐to‐year,  provided  such continuance is approved by the Trustees.

If  the  Advisor  so  requests,  the  Advisor  may  recapture  from  the Tactical Growth Fund any Tactical Growth Fund operating expenses waived  or  reimbursed  by  the  Advisor  pursuant  to  the  Tactical Growth Fund’s Expense Limitation Agreement that had the effect of reducing Fund Operating Expenses from 1.70% (or lower) to 1.30% from the time the Tactical Growth Fund initially incurred, or the Advisor initially waived or reimbursed, such expenses for a period of three  years;  provided,  however,  that  the  total  annual  Fund Operating Expenses for the applicable following year, after giving effect to the repayment, shall not exceed 1.30% of the average daily net assets of the Fund (or any lower expense limitation or limitations to  which  the  parties  may   otherwise  agree).  If  the  Advisor  so requests, the Advisor may recapture from the Alternative Income Fund  any  Alternative  Income  Fund  operating  expense  waived  or reimbursed  by  the  Advisor  pursuant  to  the  Alternative  Income Fund’s Expense Limitation Agreement from the time the Alternative Income  Fund  initially  incurred,  or  the  Advisor  initially  waived  or reimbursed, such expenses for a period of three years.

As of May 31, 2017, the balance of recoupable expenses for the Tactical  Growth  Fund  and  the  Alternative  Income  Fund  was  as follows:

Fund	2018	2019	2020	Total
Tactical Growth Fund	$144,690	$460,455	$383,484	$988,629
Alternative Income Fund	$99,416	$81,530	$77,469	$258,415

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor 50% of the employee’s annual base salary for the services provided by the Chief Compliance Officer of the Trust.  Each Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

Certain  Trustees  and  officers  of  the  Trust  are  also  officers  of  the Advisor.

Fund Accounting and Administration Agreement
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative,  fund  accounting  and  other  services  to  the  Funds under  the  Administration,  Bookkeeping  and  Pricing  Services Agreement with the Trust.

Transfer Agent and Shareholder Services Agreement
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”) under a Transfer Agency and Services Agreement with the Trust.

Distribution Plan
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b‐1 under the 1940 Act that permit Class A and Class C shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the  Plans  is  0.25%  of  each  Fund’s  average  daily  net  assets attributable to Class A shares and 1.00% of each Fund’s average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares. The expenses of the  Plans  are  reflected  as  distribution  fees  in  the  Statement  of Operations of the Funds.

Distribution Agreement
ALPS  Distributors,  Inc.  (“ADI”  or  the  “Distributor”)  acts  as  the distributor  of  the  Funds’  shares  pursuant  to  a  Distribution Agreement  with  the  Trust.  Under  the  terms  of  a  Distribution Agreement  with  the  Trust,  the  Distributor  provides  distribution services  to  the  Trust  and  serves  as  principal  underwriter  to  the Funds. ADI receives no compensation from the Funds.

Annual Report | May 31, 2017	47

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

6. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities: The following discloses  the  Funds'  use  of  derivative  instruments  and  hedging activities.

The  Funds’  investment  objectives  not  only  permit  the  Funds  to purchase  investment  securities,  they  also  allow  certain  Funds  to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing  combinations  to  permit  them  to  increase,  decrease,  or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more  quickly  and  efficiently  than  if  they  were  to  make  direct purchases  or  sales  of  securities  capable  of  effecting  a  similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities  as  they  relate  to  increases  or  decreases  in  the  general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed‐income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce market value of fixed income investments and a decline in general interest rates will tend to increase the value of such investments. In addition, debt  securities  with  longer  maturities,  which  tend  to  have higher yields, are subject to potentially greater fluctuations in value  from  changes  in  interest  rates  than  obligations  with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Futures:  Certain  Funds  may  invest  in  futures  contracts  in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party  of  a  specified  quantity  of  the  security  or  other  financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or  make  delivery  of  an  amount  of  cash  equal  to  the  difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect  correlation  could  result  in  a  loss  on  both  the  hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from  liquidating  an  unfavorable  position,  and  the  Fund  would remain obligated to meet margin requirements until the position is closed.  In  addition,  a  Fund  could  be  exposed  to  risk  if  the counterparties to the contracts are unable to meet the terms of their  contracts.  With  exchange‐traded  futures,  there  is  minimal counterparty credit risk to the Funds since futures are exchange‐traded  and  the  exchange’s  clearinghouse,  as  counterparty  to  all exchange‐traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

48	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability  or  an  asset  and  is  subsequently  adjusted  to  the  current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received  on  effecting  a  closing  purchase  or  sale  transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether  the  Fund  has  realized  a  gain  or  loss  on  investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because  of  an  illiquid  secondary  market  and  from  unexpected movements in security values.

Transactions  in  option  contracts  written  by  Trilogy  Alternative Return Fund and Alternative Income Fund during the year ended May 31, 2017, were as follows:

Trilogy Alternative Return Fund
	Written Calls
	Contracts	Premiums
Options outstanding at beginning of period	405	$1,448,017
Options written	4,815	15,088,307
Options closed	(4,670)	(14,428,635)
Options outstanding at ending of period	550	$2,107,689

	Written Puts
	Contracts	Premiums
Options outstanding at beginning of period	650	$3,549,231
Options written	3,075	10,977,858
Options closed	(2,550)	(8,868,010)
Options expired	(400)	(2,413,183)
Options outstanding at ending of period	775	$3,245,896

Alternative Income Fund
	Written Calls
	Contracts	Premiums
Options outstanding at beginning of period	701	$2,777,854
Options written	5,201	15,500,299
Options closed	(5,642)	(16,930,578)
Options outstanding at ending of period	260	$1,347,575

	Written Puts
	Contracts	Premiums
Options outstanding at beginning of period	100	$436,846
Options written	1,315	6,289,100
Options closed	(1,380)	(6,584,679)
Options outstanding at ending of period	35	$141,267

A  portion  of  Trilogy  Alternative  Return  Fund’s  and  Alternative Income  Fund’s  securities  are  pledged  as  collateral  for  open  written option contracts.

The locations in the Statements of Assets and Liabilities of Trilogy Alternative Return Fund’s and Alternative Income Fund’s derivative positions are as follows:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statement of Assets and Liabilities Location	Fair Value of Liability Derivatives
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options/Written Options)	Investments in securities: At value	$8,494,420	Written Options at value	$4,407,700
		$8,494,420		$4,407,700

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statement of Assets and Liabilities Location	Fair Value of Liability Derivatives
Alternative Income Fund
Equity Contracts (Purchased Options/Written Options)	Investments in securities: At value	$1,098,452	Written Options at value	$1,799,575
		$1,098,452		$1,799,575

For the Trilogy Alternative Return Fund the average option contracts purchased and written during the year ended May 31, 2017, were 7,310  contracts  and  1,117  contracts,  respectively.  For  the Alternative Income Fund the average option contracts purchased and  written  during  the  year  ended  May  31,  2017,  were  5,974 contracts and 916 contracts, respectively.

Annual Report | May 31, 2017	49

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

Trilogy  Alternative  Return  Fund’s  and  Alternative  Income  Fund’s transactions in derivative instruments during the year ended May 31, 2017, are recorded in the following locations in the Statements of Operations:

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options)	Net realized gains (losses) from investments/Net change in unrealized appreciation/ depreciation on investments	$(3,405,239)	$570,903
Equity Contracts (Written Options)	Net realized gains (losses) from written option contracts/Net change in unrealized appreciation/ depreciation on written option contracts	4,576,019	(960,938)
Total		$1,170,780	$(390,035)

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Alternative Income Fund
Equity Contracts (Purchased Options)	Net realized gains (losses) from investments/Net change in unrealized appreciation/ depreciation on investments	$(8,399,027)	$1,371,311
Equity Contracts (Written Options)	Net realized gains (losses) from written option contracts/Net change in unrealized appreciation/ depreciation on written option contracts	(4,036,452)	131,792
Total		$(12,435,479)	$1,503,103

Tactical  Growth  Fund  and  Tactical  Defensive  Fund  had  no transactions in derivative instruments during the year ended May 31, 2017.

7.	CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Tactical Growth Fund ‐ Class A
Shares sold	4,009,454	6,931,154
Shares issued in reinvestment of distributions to shareholders	12,007	35,519
Shares redeemed	(3,576,086)	(3,579,431)
Net increase in shares outstanding	445,375	3,387,242
Shares outstanding beginning of period	9,089,495	5,702,253
Shares outstanding end of period	9,534,870	9,089,495

Tactical Growth Fund ‐ Class C
Shares sold	3,110,976	6,025,591
Shares issued in reinvestment of distributions to shareholders	–	15,035
Shares redeemed	(2,681,194)	(839,273)
Net increase in shares outstanding	429,782	5,201,353
Shares outstanding beginning of period	8,558,385	3,357,032
Shares outstanding end of period	8,988,167	8,558,385

Tactical Growth Fund ‐ Class I
Shares sold	7,743,793	11,740,309
Shares issued in reinvestment of distributions to shareholders	28,773	80,160
Shares redeemed	(6,206,437)	(6,541,936)
Net increase in shares outstanding	1,566,129	5,278,533
Shares outstanding beginning of period	14,626,186	9,347,653
Shares outstanding end of period	16,192,315	14,626,186

50	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Tactical Defensive Fund ‐ Class A
Shares sold	345,010	416,567
Shares issued in reinvestment of distributions to shareholders	–	57,657
Shares redeemed	(600,881)	(1,208,183)
Acquisition (Note 10)	2,776,082	–
Net decrease in shares outstanding	(255,871)	(733,959)
Shares outstanding beginning of period	1,690,738	2,424,697
Shares outstanding end of period	4,210,949	1,690,738

Tactical Defensive Fund ‐ Class C
Shares sold	74,595	381,578
Shares issued in reinvestment of distributions to shareholders	–	28,519
Shares redeemed	(350,812)	(547,261)
Acquisition (Note 10)	1,559,199	–
Net decrease in shares outstanding	(276,217)	(137,164)
Shares outstanding beginning of period	923,242	1,060,406
Shares outstanding end of period	2,206,224	923,242

Tactical Defensive Fund ‐ Class I
Shares sold	179,624	675,066
Shares issued in reinvestment of distributions to shareholders	–	40,002
Shares redeemed	(394,191)	(1,669,341)
Acquisition (Note 10)	1,300,531	–
Net decrease in shares outstanding	(214,567)	(954,273)
Shares outstanding beginning of period	1,131,172	2,085,445
Shares outstanding end of period	2,217,136	1,131,172

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Trilogy Alternative Return Fund ‐ Class A
Shares sold	671,946	689,342
Shares issued in reinvestment of distributions to shareholders	21,789	29,532
Shares redeemed	(688,557)	(1,707,242)
Net increase/(decrease) in shares outstanding	5,178	(988,368)
Shares outstanding beginning of period	2,754,473	3,742,841
Shares outstanding end of period	2,759,651	2,754,473

Trilogy Alternative Return Fund ‐ Class C
Shares sold	353,228	287,231
Shares issued in reinvestment of distributions to shareholders	2,049	1,995
Shares redeemed	(322,388)	(374,578)
Net increase/(decrease) in shares outstanding	32,889	(85,352)
Shares outstanding beginning of period	1,025,593	1,110,945
Shares outstanding end of period	1,058,482	1,025,593

Trilogy Alternative Return Fund ‐ Class I
Shares sold	3,479,473	1,513,180
Shares issued in reinvestment of distributions to shareholders	42,071	44,546
Shares redeemed	(1,667,100)	(2,786,116)
Net increase/(decrease) in shares outstanding	1,854,444	(1,228,390)
Shares outstanding beginning of period	3,731,859	4,960,249
Shares outstanding end of period	5,586,303	3,731,859

Annual Report | May 31, 2017	51

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016
Alternative Income Fund ‐ Class A
Shares sold	756,640	340,529
Shares issued in reinvestment of distributions to shareholders	9,300	3,338
Shares redeemed	(470,221)	(506,691)
Net increase/(decrease) in shares outstanding	295,719	(162,824)
Shares outstanding beginning of period	374,994	537,818
Shares outstanding end of period	670,713	374,994

Alternative Income Fund ‐ Class C(a)
Shares sold	361,352	51,667
Shares issued in reinvestment of distributions to shareholders	2,945	5
Shares redeemed	(24,702)	(1,375)
Net increase in shares outstanding	339,595	50,297
Shares outstanding beginning of period	50,297	–
Shares outstanding end of period	389,892	50,297

Alternative Income Fund ‐ Class I
Shares sold	4,873,820	9,251,268
Shares issued in reinvestment of distributions to shareholders	173,246	71,743
Shares redeemed	(10,891,398)	(1,013,551)
Net increase/(decrease) in shares outstanding	(5,844,332)	8,309,460
Shares outstanding beginning of period	8,355,695	46,235
Shares outstanding end of period	2,511,363	8,355,695

(a)	The Stadion Alternative Income Fund Class C shares commenced operations on August 10, 2015.

8.	COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that  have  not  yet  occurred.  However,  based  on  experience,  the Funds expect the risk of loss to be remote.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The  Tactical  Defensive  Fund  currently  seeks  to  achieve  its investment  objectives  by  investing  a  portion  of  its  assets  in  the SPDR®  S&P  500®  ETF  Trust.  The  SPDR®  S&P®  ETF  Trust  was established as a New York statutory trust and is registered under the Investment  Company  Act  of  1940,  as  amended.  The  Fund  may redeem its investments from the SPDR® S&P® ETF Trust, (the “ETF”) at any time if the Advisor determines that it is in the best interest of the  Fund  and  its  shareholders  to  do  so.  The  latest  financial statements for the ETFs can be found at www.sec.gov.

The  Fund’s  performance  may  be  directly  affected  by  the performance of the ETF. As of May 31, 2017, the percentage of net assets invested in the SPDR® S&P 500® ETF Trust by the Tactical Defensive Fund was 35.08%.

10.	FUND REORGANIZATIONS

On  November  14,  2016  the  Board  unanimously  approved  an Agreement  and  Plan  of  Reorganization  and  Termination  (the “Agreement”) pursuant to which the Tactical Defensive Fund (the “Survivor Fund”) would acquire all of the assets and liabilities of the Managed Risk 100 Fund (the “Target Fund”) in exchange for shares of the Survivor Fund (the “Reorganization”).The Agreement required approval of the Target Fund’s shareholders and was submitted to such shareholders for their consideration at a meeting on April 14, 2017.  The  Agreement  was  approved  by  the  Target  Fund’s shareholders,  the  Reorganization  occurred  as  of  the  close  of business  on  April  27,  2017  (the  “Reorganization  Date”).  On  the Reorganization Date, the assets and liabilities of the Acquired Fund were transferred to the Tactical Defensive Fund in exchange for shares of the Tactical Defensive Fund. Pursuant to the Agreement, each  shareholder  of  Class  A,  Class  C  and  Class  I  shares  of  the Acquired Fund became the owner of the number of corresponding full and fractional shares of the Tactical Defensive Fund, having an equal aggregate net asset value. On the Reorganization Date, the Acquired  Fund  and  the  Tactical  Defensive  Fund  reported  the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Tactical Defensive Fund	3,270,196	$40,576,578	Managed Risk 100 Fund	5,635,812	$69,638,492

The  investment  portfolio  value  and  unrealized  appreciation/ (depreciation) as of the Reorganization Date for the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Managed Risk 100 Fund	$68,679,442	$1,604,631

52	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements

May 31, 2017

Immediately  following  the  Reorganization  the  net  assets  of  the combined Tactical Defensive Fund was $110,215,070.

The Reorganization qualified as a tax‐free reorganization for federal income  tax  purposes.  The  Tactical  Defensive  Fund  acquired  the following unused capital loss carryforwards for potential utilization, subject to certain tax limitations:

Fund	Short-Term	Long-Term
Managed Risk 100 Fund	$39,797,145	‐

Assuming the Reorganization had been completed on June 1, 2016, the  beginning  of  the  annual  reporting  period  for  the  Tactical Defensive Fund, the Tactical Defensive Fund’s pro forma results of operations for the year ended May 31, 2017 are as follows:

Net Investment Income (Loss)	$(449,521)
Net Realized and Unrealized Gain on Investments	11,781,463
Net Increase in Net Assets Resulting from Operations	$11,331,942

Because the combined investment portfolios have been managed as a single integrated portfolio since the closing of the Reorganization, it  is  not  practicable  to  separate  the  amounts  of  revenue  and earnings  of  the  Acquired  Fund  that  have  been  included  in  the Tactical  Defensive  Fund’s  Statement  of  Operations  since  the Reorganization Date.

11.	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non‐recognized subsequent events that must  be  disclosed  to  keep  the  financial  statements  from  being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events through the issuance of these financial statements and has noted no other such events.

Annual Report | May 31, 2017	53

Stadion Investment Trust	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Stadion Investment Trust
and the Shareholders of Stadion Tactical Growth Fund,
Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund,
and Stadion Alternative Income Fund

We have  audited the accompanying statements of assets and liabilities of Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, and Stadion Alternative Income Fund, each a series of shares of beneficial interest in Stadion Investment Trust (the “Funds”), including the schedules of investments, as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two‐year period then ended and the financial highlights for each of the respective years  and  periods  presented.    These  financial  statements  and  financial  highlights  are  the  responsibility  of  the  Funds'  management.    Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stadion Tactical Growth Fund, Stadion  Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, and Stadion Alternative Income Fund as of May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two‐year period then ended and their financial highlights for each of the respective years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
July 26, 2017

54	www.stadionfunds.com

Stadion Investment Trust	Additional Information

May 31, 2017 (Unaudited)

OTHER INFORMATION

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N‐Q. The filings are available free of charge, upon request, by calling 1‐866‐383‐7636. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC‐0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 1‐866‐383‐7636, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is also available without charge upon request by calling toll‐free 1‐866‐383‐7636, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short‐term capital gain) distributions made by the Funds during the year ended December 31, 2016, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Stadion Tactical Growth Fund	92.83%
Stadion Trilogy Alternative Return Fund	100.00%
Stadion Alternative Income Fund	100.00%

For the year ended December 31, 2016, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. The percentages were as follows:

Fund Name	Percentage
Stadion Tactical Growth Fund	100.00%
Stadion Trilogy Alternative Return Fund	100.00%
Stadion Alternative Income Fund	100.00%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2016 via Form 1099.  The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stadion Alternative Income Fund designated $107,534 as long‐term capital  gain dividends.

Annual Report | May 31, 2017	55

Stadion Investment Trust	Board of Trustees and Executive Officers

May 31, 2017 (Unaudited)

STADION INVESTMENT TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day‐today operations. The officers have been elected for an annual term. The Fund’ SAI includes additional information about the Trustees and is available without charge upon request by calling 1‐866‐383‐7636 or on the Fund’ website, www.stadionfunds.com. The Independent Trustees of the Trust received aggregate compensation of $75,000 during the fiscal year ended May 31, 2017 for their services to the Funds and Trust.  Interested Trustees and Officers did not receive compensation from the Funds for the services to the Funds and the Trust. The following are the Trustees and executive officers of the Trust:

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (age 65)	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	4	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (age 63)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	4	None
Ronald C. Baum (age 76)	Trustee	Since July 2011	Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	4	None
INTERESTED TRUSTEE**
Gregory L. Morris (age 69)	Trustee and Chairman	Since June 2007	Mr. Morris was a portfolio manager and investment committee member of the Adviser and its predecessor firm (Stadion Money Management, Inc.) from November 2004 to September 2014.	4	None
OTHER EXECUTIVE OFFICERS
Judson P. Doherty (age 48)	Chief Executive Officer and President (Principal Executive Officer)	Since June 2006
Mr. Doherty has been Chief Executive Officer since April 2015 and President of the Adviser and its predecessor firm (Stadion Money Management, Inc.) since 2007. He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010. He is also a member of the Adviser’s investment committee.
				n/a	None

56	www.stadionfunds.com

Stadion Investment Trust	Board of Trustees and Executive Officers

May 31, 2017 (Unaudited)

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Duane L. Bernt (age 47)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Adviser since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	None
Michael D. Isaac (age 41)	Chief Compliance Officer	Since April 2010
Mr. Isaac has been the Chief Compliance Officer of the Adviser and its predecessor firm (Stadion Money Management, Inc.) since 2010. Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.
				n/a	None
Sareena Khwaja‐Dixon (age 37) 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since November 2015
Ms. Khwaja‐Dixon, Senior Counsel and Vice President for ALPS Fund Services, Inc., since 2015. Previously, she was a Senior Paralegal/Paralegal for Russell Investments from 2011 to 2015. Ms. Khwaja‐Dixon is also Secretary of Clough Global Equity Fund, Clough Global Dividend and Income Fund, Clough Global Opportunities Fund, Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., and Clough Funds Trust and Assistant Secretary of ALPS Variable Investment Trust.
				n/a	None
Michael C. Herrera (age 31) 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since November 2016
Mr. Herrera has served in numerous roles with ALPS Fund Services, Inc. since 2007, most recently as Fund Controller. Mr. Herrera received a Bachelor of Science with an emphasis in Finance from the University of Colorado in 2007.
				n/a	None

*	The Fund Complex consists of the Stadion Tactical Growth Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, and Stadion Alternative Income Fund.
**	Gregory L. Morris is an Interested Trustee because he was an employee of the Adviser from November 2004 to December 2014.

Annual Report | May 31, 2017	57

Stadion Investment Trust	Approval of Investment Advisory Agreements

     May 31, 2017 (Unaudited)

At an in‐person meeting held on February 6, 2017, at which all of the Trustees were present, except Mr. Baker who participated by telephone, the Board of Trustees (the “Board”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940  (the “1940 Act”), of the Trust (the “Independent Trustees”) voting separately, reviewed and approved the Investment Advisory Agreements  (the “Advisory Agreements”) with the Advisor for the Stadion Managed Risk 100 Fund, Stadion Tactical Defensive Fund, Stadion Trilogy Alternative Return Fund, Stadion Alternative Income Fund and Stadion Tactical Growth Fund, (each a “Fund” and together, the “Funds”).

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the approval of the Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i)
The nature, extent, and quality of the services provided by the Adviser.  In this regard, the Board reviewed the services being provided by the Adviser to the Managed Risk 100 Fund, the Tactical Defensive Fund, the Trilogy Alternative Return Fund, the Alternative Income Fund and the Tactical Growth Fund, including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution.  The Board noted that certain of the Trust’s executive officers are employees of the Adviser, and (with the exception of the CCO) serve the Trust without additional compensation from the Funds.  After reviewing the foregoing information and further information in the Adviser Memorandum (including descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Funds.

(ii)
The investment performance of the Funds and Adviser.  In this regard, the Board compared the performance of the Managed Risk 100 Fund, the Tactical Defensive Fund, the Trilogy Alternative Return Fund, the Alternative Income Fund and the Tactical Growth Fund with the performance of each Fund’s benchmark indices and comparable peer group averages.  The Board also considered the consistency of the Adviser’s management of each Fund with the Fund’s investment objective and policies.  The Board considered the performance of other funds identified by Trust management as “competitor” funds, other funds in the Funds’ Morningstar category, and the Funds’ Morningstar ratings; however, the Board noted that comparisons with other funds in the Funds’ respective Morningstar categories present challenges considering the Funds’ relatively unique investment approaches.  Following discussion of the short and long‐term investment performance of each Fund, the Adviser’s experience in managing the Funds and separate accounts, the Adviser’s historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Adviser has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.  In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; the Adviser’s prior payment of startup costs for the Funds, the change in assets of the Funds; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Funds.  The Board discussed each Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to each Fund.

The Board also considered potential benefits to the Adviser in managing the Funds, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Funds.  The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors.  It was noted that, while the management fee and net expense ratio of each of the Managed Risk 100 Fund, the Tactical Defensive Fund, the Trilogy Alternative Return Fund and the Tactical Growth Fund were generally higher than the Morningstar category average, they were not the highest in their respective categories and each Fund has a relatively unique investment approach, and therefore comparisons of the Funds’ expenses with other funds in the Funds’ respective Morningstar category were not necessarily appropriate.  The Board also considered that the Managed Risk 100 Fund, the Tactical Defensive Fund, the Trilogy Alternative Return Fund, the Alternative Income Fund and the Tactical Growth Fund’s size were smaller than many funds in their Morningstar category average. The Board also compared the fees paid by each Fund to other funds identified by Trust management as “competitor” funds.  The Board also compared the fees paid by each fund to fees paid by other clients of the Adviser, and considered the similarities and differences in the services received by such other clients as compared to the services received by the Funds.  Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by Managed Risk 100 Fund, the Tactical Defensive Fund, the Trilogy Alternative Return Fund, the Alternative Income Fund and the Tactical Growth Fund are appropriate and within the range of what would have been negotiated at arm’s length.

58	www.stadionfunds.com

Stadion Investment Trust	Approval of Investment Advisory Agreements

May 31, 2017 (Unaudited)

(iv)
The extent to which economies of scale would be realized as the Managed Risk 100 Fund, the Tactical Defensive Fund, the Trilogy Alternative Return Fund, the Alternative Income Fund and the Tactical Growth Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that each Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement.  The Board considered that each Fund, other than the Trilogy Alternative Return Fund, was currently experiencing benefits from the Fund’s Expense Limitation Agreement, and that each Fund has experienced benefits from its Expense Limitation Agreement in prior years.  The Board also considered the benefit to the Funds of the existing fee breakpoint and the additional breakpoints being proposed.  Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Adviser and other service providers, and acknowledged that, due to the Adviser’s unique investment approach, economies of scale are mitigated by the additional complexities faced by the Adviser as assets under management increase.  Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Adviser are fair and reasonable.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreements was in the best interest of the Funds and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreements was in the best interest of the Funds and its shareholders.

Annual Report | May 31, 2017	59

Intentionally Left Blank

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stadion Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

The Stadion Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.  Pursuant to Item 2(f) of Form N-CSR the registrant has posted such code of ethics on its Internet website.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Ronald C. Baum. Mr. Baum is “independent” for purposes of this Item.  Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP from 1987 through 2002.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or were $56,000 and $81,500 with respect to the registrant’s fiscal years ended May 31, 2017 and 2016, respectively.

(b) Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $12,000 with respect to each of the registrant’s fiscal years ended May 31, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns, and assistance with distribution calculations.

(d) All Other Fees.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) During the fiscal years ended May 31, 2017 and 2016, aggregate non-audit fees of $12,000 and $12,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)      Schedule filed with Item 1

(b)      Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures in place to consider nominees recommended by shareholders. The registrant’s nominating committee generally will not consider nominees recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

EXHIBIT LIST

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stadion Investment Trust

By (Signature and Title)*	/s/ Judson P. Doherty
Judson P. Doherty, President

Date:	August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer

Date:	August 4, 2017

By (Signature and Title)*	/s/ Duane L. Bernt
Duane L. Bernt, Treasurer and Principal Financial Officer

Date:	August 4, 2017

*	Print the name and title of each signing officer under his or her signature.